Legg Mason

Investors Trust, Inc.

Investment Commentary and
Quarterly Report to Shareholders
June 30, 2006

American Leading Companies Trust

Balanced Trust

Financial Services Fund

U.S. Small-Capitalization Value Trust

LEGG MASON FUNDS

Personalized Guidance.
Intelligent Choices.℠

Contents

Investment Commentary
American Leading Companies Trust	ii
Balanced Trust	x
Financial Services Fund	xii
U.S. Small-Capitalization Value Trust	xv
Glossary of Index Definitions	xviii

Quarterly Report to Shareholders
President’s Letter	1

American Leading Companies Trust
Performance Information	3
Portfolio of Investments	8

Balanced Trust
Performance Information	14
Portfolio of Investments	20

Financial Services Fund
Performance Information	28
Portfolio of Investments	33

U.S. Small-Capitalization Value Trust
Performance Information	36
Portfolio of Investments	41

ii      Investment Commentary
American Leading Companies Trust
Market Commentary
   On the surface, it appears that June was a rather tranquil month in the equity market, with most major U.S. indices up or down fractionally. Nothing could be further from the truth. June actually witnessed the last half of a nasty correction in the market that began in May, accompanied by the sharpest spike in the CBOE Volatility Index® (VIX®) since July 2002. The damage done during the correction was pervasive, as indicated in the last column of the performance chart below.

	Total Returns

		Second
		Quarter	Year-	5/5/06 -
	June	2006	to-Date	6/13/06

S&P 500 Stock Composite IndexA	+0.14%	-1.44%	+2.71%	-7.46%
Dow Jones Industrial AverageA	-0.05%	+0.94%	+5.22%	-7.18%
Nasdaq Composite IndexA	-0.26%	-7.01%	-1.08%	-11.46%
S&P MidCap 400 IndexA	+0.02%	-3.14%	+4.24%	-12.11%
Russell 2000 IndexA	+0.64%	-5.02%	+8.21%	-13.86%
Dow Jones Wilshire 5000 IndexA	+0.18%	-1.91%	+3.51%	-8.41%
S&P 100 IndexA	-0.15%	-0.84%	+2.80%	-6.74%
Source: Bloomberg, Wilshire, Russell

   As is evident from the figures above, during the correction and for the quarter as a whole, mega-cap stocks (as measured by the Dow Industrials and S&P 100 Index) performed best, followed, in descending market-cap order, by large-caps (S&P 500 Index), mid-caps (S&P MidCap 400 Index) and small-caps (Russell 2000 Index).
   We believe that the superior performance of large- and mega-cap stocks exhibited during the quarter may mark the beginning of a more extended period of superior relative returns for large-cap stocks after six and a half years of relative underperformance versus small- and mid-caps.
   It really has been a tale of two markets in the last several years, as illustrated below:

Comparative Returns 12/31/99 - 6/30/06

	Price	Total	Relative	Annualized
Index	Only	Return	ReturnB	Return

Russell 2000 Index	+43.57%	+56.54%	+60.63%	+7.14%
S&P 500 Stock Composite Index	-13.55%	-4.08%	—	-0.64%
S&P MidCap 400 Index	+72.01%	+85.01%	+89.09%	+9.93%
Source: Bloomberg

A	See Glossary of Index Definitions on page xviii. Although, it is not possible to invest in an index, it is possible to purchase investment vehicles designed to track the performance of certain indices.

B	Versus S&P 500 Index.
The Investment Commentary is not a part of the Semi-Annual Report to Shareholders.

Investment Commentary       iii
   If you’ve been invested in the S&P 500 Index since the end of 1999, it can’t feel like anything but a bear market. You lost about half your money from 2000 to 2002, after six and a half years your portfolio is still 14% underwater, and even after dividends you haven’t made any money. In contrast, small- and mid-cap investors sailed through the bear market of 2000 to 2002 relatively unscathed and have prospered since. Of course they love their respective asset classes. How could they not?
   If investors in the S&P 500 Index have found the last six and a half years discouraging, imagine how investors in a broad range of mega-cap stocks feel. As the following table illustrates, the 10 largest market-cap companies in the S&P 500 Index as of December 31, 1999, are down an average of 53% from their respective all-time highs. With the exception of Exxon Mobil Corporation, which made its all-time high recently, all of the other companies’ highs occurred in 1999 or 2000.

			Change in
	All-Time	% Change	Market Value
CompanyC	High Price	From High	(Billions)

Microsoft Corporation	$59.97	-61.1%	$-374.1
General Electric	$60.50	-45.5%	$-286.4
Cisco Systems, Inc.	$82.00	-76.2%	$-381.4
Wal-Mart Stores, Inc.	$70.25	-31.4%	$-92.0
Exxon Mobil Corp.	$65.96	-7.0%	$-27.9
Intel Corporation	$75.81	-74.9%	$-330.5
Lucent Technologies	$64.69	-96.3%	$-279.0
IBM Corporation	$134.94	-43.1%	$-90.1
Citigroup Inc	$55.15	-12.5%	$-34.3
AOL/ Time Warner	$95.81	-81.9%	$-336.2

		-53.0%	$-2,231.7

Source: Bloomberg, Factset, Legg Mason Capital Management Estimates
   The loss of market value from their respective highs for these 10 companies is more than $2.2 trillion. By comparison, the combined market value of the S&P Mid-Cap Index ($1.16 trillion) and the Russell 2000 Index ($1.49 trillion) is currently about $2.65 trillion. By our estimate, the gain in market value of these two indices since the end of 1999 is about $938 billion. The loss of market value of the 10 mega-caps listed above exceeds that total by well over two times.

C	Microsoft Corporation, Wal-Mart Stores, Inc., Exxon Mobile Corporation, Lucent Technologies, Intel Corporation, and Nortel Networks Corporation were not portfolio holdings of the American Leading Companies Trust as of June 30, 2006. For a complete list of the Fund’s holdings, please see the Fund’s Quarterly Report to Shareholders.
The Investment Commentary is not a part of the Semi-Annual Report to Shareholders.

iv      Investment Commentary
   Putting aside total wipeouts such as Worldcom, and near total wipeouts such as Lucent and Nortel Networks, is it any wonder that investors in the likes of Intel, Cisco, and Microsoft— or even General Electric and IBM— are anything but thrilled with their investment results over the last few years? The law of the investment jungle is that poor performance breeds discouragement, which breeds disgust and abandonment, which creates opportunity. Someone taking a fresh look at a broad cross section of mega-cap stocks today— someone not burdened with the emotional baggage of their dismal price performance over the last several years— would find a lot to like in these stocks, in our opinion. As a group, the 10 largest companies in the S&P 500 by market value (our proxy for the mega-caps) now trade at a discount to the S&P 500 Index as a whole, while having higher average dividend yields, much higher returns on equity, rock solid balance sheets and decent growth prospects.
   In summary, we believe the conditions are right for a transition in market leadership from small- and mid-cap stocks to large- and mega-caps. Small- and mid-caps have been great performers and everyone loves them, but they have gotten expensive relative to their history, and earnings expectations are elevated. In contrast, large- and mega-caps have been performance dogs and investors are worn out on them, but they are now cheap and expectations for them are modest. The first solid evidence that this transition may be in progress was the relative performance of the two groups during the market correction in May and June, and for the second quarter as a whole. So, step one of the leadership shift has been accomplished— the large-caps held up better than small- and mid-caps on the downside. It’s an open question whether they can establish a leadership position on the upside. So far, they have not. From the recent low on June 13 through the end of June, small- and mid-caps bounced back more sharply than large-caps. Stay tuned.
Portfolio Performance
   Results for the Legg Mason American Leading Companies Trust (ALC) for the three-month, six-month, one-year, three-year, five-year, and ten-year periods ended June 30, 2006, are listed below, along with those of some representative benchmarks:

	Total Returns Through
	June 30, 2006

	Three	Six
	Months	Months	One Year

American Leading Companies
Primary Class	-3.89%	-2.21%	+	5.98%
Institutional Class	-3.61%	-1.67%	+	7.04%
S&P 500 Stock Composite Index	-1.44%	+2.71%	+	8.63%
Lipper Large-Cap Core FundsA	-2.49%	+1.34%	+	7.47%
Lipper Large-Cap Value FundsA	-0.05%	+4.52%	+	10.29%
Dow Jones Industrial Average	+0.94%	+5.22%	+	11.09%
The Investment Commentary is not a part of the Semi-Annual Report to Shareholders.

Investment Commentary       v

	Average Annual Total Returns Through
	June 30, 2006

	Three	Five	Ten	Since
	Years	Years	Years	InceptionD

American Leading Companies
Primary Class	+10.89%	+3.79%	+8.70%	+	8.93%
Institutional Class	+12.02%	+4.89%	N/A	+	5.44%
S&P 500 Stock Composite Index	+11.22%	+2.49%	+8.32%	+	10.17%
Lipper Large-Cap Core Funds	+9.52%	+1.10%	+6.63%	+	8.63%
Lipper Large-Cap Value Funds	+12.79%	+4.15%	+8.27%	+	9.89%
Dow Jones Industrial Average	+9.88%	+3.44%	+9.11%	+	11.37%

The performance data quoted represents past performance and does not guarantee future results. The performance stated may have been due to extraordinary market conditions, which may not be duplicated in the future. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-end performance information for the Primary Class please visit www.leggmasonfunds.com; for the Institutional Class please call 1-888-425-6432. The investment return and principal value of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Calculations assume reinvestment of dividends and capital gain distributions. Performance would have been lower if fees had not been waived in various periods. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.
   American Leading Companies Trust (“ALC”) had a disappointing quarter, trailing the S&P 500 Index by about two and a half percentage points, and other benchmarks and peer fund averages by varying degrees. On a year-to-date basis through June 30, 2006, ALC’s performance trails that of the S&P 500 Index by about 5%. The poor first half performance has weakened the longer-term performance numbers from what they were at the start of the quarter and year. ALC now trails its benchmarks and peer fund averages on a one-year basis, but its performance remains competitive over the 3-, 5- and 10-year time frames.
   For the quarter, the best-performing stocks in the portfolio were: Baker Hughes Incorporated, United States Steel Corporation, Royal Dutch Shell PLC, Washington Mutual, Inc., Kimberly-Clark Corporation, The St. Paul Travelers Companies, Inc., Bank of America Corporation, Alcoa Inc., The Pepsi Bottling Group, Inc. and Deere & Company. Laggards were: Boston Scientific Corporation, Expedia, Inc., Pulte Homes, Inc., eBay Inc., UnitedHealth Group Incorporated, Dell Inc., Eastman Kodak Company, The Home Depot, Inc., Sprint Nextel Corporation and Microsoft Corporation.

D	The inception date of the Primarily Class is September 1, 1993. The inception date of the Institutional Class is June 14, 2001. Index returns are for periods beginning August 31, 1993.
The Investment Commentary is not a part of the Semi-Annual Report to Shareholders.

vi      Investment Commentary
   On a performance contribution basis, which takes into account both price performance and portfolio weighting, the biggest contributors to performance were: U.S. Steel, Phelps Dodge (sold during the quarter), Altria Group, Bank of America and Washington Mutual. The biggest detractors from performance were: UnitedHealth Group Inc., Sprint Nextel Corporation, Pulte Homes Inc., eBay Inc. and Expedia, Inc. On a sector basis, materials stocks and financials— with assists from industrials, consumer staples and energy stocks— made important positive contributions to the portfolio, while health care, consumer discretionary, technology and telecom stocks hurt results. In general, our bad performers hurt us more than our good performers helped us.
   We were somewhat more active than usual in the portfolio during the quarter, with turnover averaging about 35% on an annualized basis. We initiated two new positions during the quarter: Centex Corporation and Dominion Resources, Inc. Centex is one of the nation’s largest homebuilders. We added the stock as a diversifier and complement to our existing holdings of Pulte Homes. As of the end of June, we had 3.8% of the portfolio invested in homebuilders. Though the near-term outlook for these companies is uncertain and our investments thus far have not been profitable, we believe that both Centex and Pulte are deeply undervalued and represent attractive holdings for the Fund. Dominion Resources, Inc. is a holding company for Virginia Power that also has substantial exposure to natural gas exploration, production and distribution through its ownership of Consolidated Natural Gas. Dominion sells at a reasonable multiple of earnings, offers an attractive dividend yield and adds a defensive element to the portfolio.
   In addition to our new purchases, we added meaningfully to our holdings of a number of stocks during the quarter, including: Pulte Homes, Countrywide Financial Corporation, Dell Inc., Yahoo! Inc., The Home Depot, Inc., Boston Scientific Corporation, Wal Mart Stores, Inc. and American International Group, Inc.
   On the sell side, we liquidated our entire position in Phelps Dodge, a major copper producer, and substantially trimmed our holdings in three other metals and mining companies— U.S. Steel, Alcoa Inc. and Newmont Mining. All four of these companies have been successful investments for ALC but, going forward, we believe there are more promising opportunities elsewhere in the market. Despite the sales, we still have a market-weighting in the materials sector of the market.
   During the quarter, we also liquidated our holdings of Liberty Media Holding Corporation— Capital and Embarq Corporation. Liberty Media Holding Corporation— Capital and Embarq Corporation were spin-offs from existing holdings— Liberty Media and Sprint Nextel Corporation, respectively— which we elected to eliminate from the portfolio.
The Investment Commentary is not a part of the Semi-Annual Report to Shareholders.

Investment Commentary       vii
Outlook
   The recent sell-off in the market and historical precedent suggest that the market could be in for some tough sledding between now and the fall. The market has an uncanny habit of making an important low every four years, often in October. According to veteran market strategist and technician Bob Farrell, seven of 11 four-year cycle lows since 1960 have come in October. The worst six months of the investment year have historically been May through October. Since 1950, the average price gain in the Dow Industrials over that six-month period has been 0.7%. In contrast, the Dow’s average gain from the beginning of November until the end of the following April has been 7.9%, or more than 10 times better. Also since 1950, of the 20 worst percentage decline months, 11 were in August, September and October. Twelve of the 20 worst weeks over that same period were also in August, September and October, with seven of the 20 in October alone. The preceding data provide fairly strong evidentiary support for the old market maxim: “Sell in May and go away.”
   The damage done to the market in May, coupled with inflation worries, political uncertainties surrounding the mid-term elections, escalation of tensions in the Middle East, and fears that—in his efforts to reestablish his inflation-fighting credentials—Federal Reserve Chairman Bernanke may tighten “too much,” has convinced some market commentators that a bear market has begun. Charlie Blood, chief market strategist at Brown Brothers Harriman, typifies this group. He is calling for a peak-to-trough decline in the market of about 15%. From the S&P 500’s recent peak of 1,325.76 (5/5/06), that implies a decline to about 1,127, from which point Blood projects a solid up year in 2007.
   As to whether the market weakness we saw in May and June is the beginning of a bear market or a correction in an ongoing bull market, we remain in the correction camp. While taking into account that we are heading for the seasonally weakest portion of the year in terms of stock performance, and that a number of knowledgeable market observers disagree with us, we remain constructive on the outlook for equities over the next 12 months or so. In support of that view, we offer two indicators which: (1) don’t occur very often, (2) have both occurred recently, and (3) in past instances, have been followed by above-average stock market returns in the ensuing six months. One relates to spikes in market volatility and the other to a surge in upside trading volume.
   On June 14, 2006, Birinyi Associates published a study on the performance of the S&P 500 Index following periods of “extreme volatility,” which they defined as periods during which the 50-day rate of change (ROC) in the CBOE Volatility Index (VIX) is greater than 100%. According to Birinyi Associates, there have been only six such occurrences since 1990, the latest of which ended on June 13 with the VIX at 23.81. The following lists the prior five occurrences and subsequent performance of the S&P 500 over various time periods.
The Investment Commentary is not a part of the Semi-Annual Report to Shareholders.

viii      Investment Commentary

S&P 500 Performance (%)

	VIX
	50-Day	Prior 50	Next	Next 3	Next 6
Date	ROC (%)	Days	Month	Months	Months

8/6/1990	107.3	-5.7%	-3.4%	-5.9%	4.2%
4/4/1994	115.2	-7.5%	3.2%	1.7%	5.2%
8/31/1998	101.8	-13.2%	9.5%	21.6%	29.1%
9/17/2001	122.6	-16.0%	4.9%	9.2%	12.2%
7/23/2002	116.8	-25.8%	17.5%	11.6%	11.3%
6/13/2006	105.8	-5.7%	—	—	—

Average		-13.6%	6.4%	7.6%	12.4%
Source: Birinyi Associates, Inc.
   Interestingly, in every case since 1990, while the VIX is in the process of spiking upward, the market has been weak, declining between 5.7% and 25.8%, with an average decline of 13.6%. This makes intuitive sense to us, since the VIX measures the relative volatility of puts and calls on the Chicago Board of Exchange (CBOE) and when it is rising, it indicates that the perceived risk in the market is rising and stock prices are adjusting downward to reflect that.
   The table above also clearly shows that in the six months following a spike in the VIX, the performance of the S&P 500 has tended to be quite good in both an absolute sense and relative to stocks’ long-term average returns. Since June 13 the S&P 500 Index has gained 4.12% (through 7/6/06), so we’re off to a promising start this time around as well.
   The second phenomenon that occurs even less frequently than the VIX spikes we just discussed, and which comes to us courtesy of Ned Davis Research, is instances in which the advancing volume on a given day exceeds declining volume by a factor of 9-to-1. For the signal to be valid, two 9-to-1 up days must occur within a three-month period, without an intervening 9-to-1 down day. Tuesday, April 18 was a 9-to-1 up day and so was Thursday, June 15; however, two intervening 9-to-1 down days between these two dates invalidated that signal. A buy signal was triggered on June 29, though, as the post Federal Open Market Committee meeting rally led to another 9-to-1 up day, with no intervening 9-to-1 down days.
   So how much weight should we give this signal? To our way of thinking, a good buy signal should: (1) make some kind of intuitive sense, (2) happen relatively infrequently, and (3) produce reasonably reliable results. We think the 9-to-1 up day indicator qualifies in all three respects. In our view, a 9-to-1 up day is like a trumpet blast announcing the arrival of an important advance. It implies that a large number of market participants conclude that the market is attractive for investment at the same time and act forcefully on that conviction. According to Ned Davis Research, since 1950 there have only been 26 such signals triggered, or about one every two years. Since 1962, the signals have been even less frequent, with only 13 in 44 years, or about one every four years. Specifically, there were two signals in the ’60s, two in the ’70s, five in the ’80s, one in the ’90s and three (7/29/02, 8/16/04 and 6/29/06)
The Investment Commentary is not a part of the Semi-Annual Report to Shareholders.

Investment Commentary       ix
since the turn of the millennium. For each of the previous 25 occurrences the table below summarizes the performance of the S&P 500 Index over various time periods (measured in trading days) following the second 9-to-1 up day signal being triggered.

	S&P 500 Performance (%)
	22 Days	63 Days	126 Days

Mean	4.1%	7.0%	12.6%
Median	3.2%	6.5%	12.2%
Times Up/ Total	21/25	22/25	21/25
Source: Ned Davis Research
   Obviously, there are no guarantees in the stock market, but this 9-to-1 up day indicator looks like one worth paying attention to. The results are quite consistent and the instances of positive returns are remarkably high over all time periods measured.
   On that happy note, we’ll conclude our commentary and, as always, thank you for your support and welcome your comments.
David E. Nelson, CFA
July 20, 2006
DJIA: 10,928.10
   The views expressed in this commentary reflect those of the investment adviser as of the date of this commentary and may differ from those of the firm as a whole. Any such views are subject to change at any time based on market or other conditions, and Legg Mason Investors Trust, Inc. and Legg Mason Investor Services, LLC disclaim any responsibility to update such views. These views are not intended to be a forecast of future events, a guarantee of future results or investment advice. Because investment decisions for the Legg Mason Funds are based on numerous factors, these views may not be relied upon as an indication of trading intent on behalf of any Legg Mason Fund.
The Investment Commentary is not a part of the Semi-Annual Report to Shareholders.

x      Investment Commentary
Balanced Trust
   Total returns for the Balanced Trust (“Fund”) for various periods ended June 30, 2006, are presented below, along with those of some comparative indices:

Average Annual Total Returns
Through 6/30/06

	Six	One	Three	Five	Since
	Months	Year	Years	Years	InceptionA

Balanced Trust
Primary Class	+0.63%	+5.45%	+7.22%	+2.59%	+4.18%
Financial Intermediary Class	+0.97%	+6.00%	+7.76%	+3.10%	+3.57%
Institutional Class	+1.03%	+6.08%	+7.95%	+3.32%	+3.79%
S&P 500 Stock Composite IndexB	+2.71%	+8.63%	+11.22%	+2.49%	+8.20%
Lehman Intermediate Government/Credit Bond IndexB	-0.17%	-0.18%	+1.49%	+4.62%	+5.77%
Lipper Balanced Fund IndexB	+2.25%	+7.03%	+8.90%	+4.32%	+7.27%

The performance data quoted represents past performance and does not guarantee future results. The performance stated may have been due to extraordinary market conditions, which may not be duplicated in the future. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-end performance information for the Primary Class please visit www.leggmasonfunds.com; for the Financial Intermediary and Institutional Classes please call 1-888-425-6432. The investment return and principal value of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Calculations assume reinvestment of dividends and capital gain distributions. Performance would have been lower if fees had not been waived in various periods. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.
   Over the last 12 months, the Legg Mason Balanced Trust has returned 5.45%, lagging the Lipper Balanced Index by 1.58%. The majority of this underperformance can be traced to the Fund’s higher allocation to bonds (40% versus a comparative weighting of 35%), which underperformed stocks and the emphasis on the higher quality equity and debt investments in the Fund. We have recently increased the allocation to stocks and are now at an approximate 65% weighting in stocks, a level that is more consistent with the Lipper universe. We have also seen the previous outperformance of lower credit bonds, smaller capitalization stocks and emerging market exposure reversed in the short period since early May.

A	The inception date of the Primary Class is October 1, 1996. The inception date of the Financial Intermediary and Institutional Classes is March 16, 2001. Index returns are for periods beginning September 30, 1996.

B	See the Glossary of Index Definitions on page xviii. Although, it is not possible to invest in an index, it is possible to purchase investment vehicles designed to track the performance of certain indices.
The Investment Commentary is not a part of the Semi-Annual Report to Shareholders.

Investment Commentary       xi
Equity
   The quarter-ended June 30, 2006, saw returns from the Fund’s equity positions that compare favorably to the long-run returns of 10% to 11% historically enjoyed by the equity markets. In fact, the 12.4% return of the equity portfolio also compared favorably to the S&P 500 Index’s return of 8.6%. This outperformance can be traced to an overweight in the energy sector as well as certain individual securities. Over the last 12 months, some of the best-performing individual stocks include Rio Tinto plc— ADR ’s (78.2%), Norfolk Southern Corporation (73.8%), and Schlumberger Limited (72.7%). Some of the individual stocks that have detracted from trailing 12-month performance are fallen angels from the technology sector, including Dell Inc. (-38.0%) and Intel Corporation (-25.6%). Our avoidance of large-cap pharmaceutical companies has helped over the last year although just about every health care stock has lagged the overall market in 2006.
Fixed Income
   The Fund’s fixed-income holdings outperformed their benchmark, the Lehman Intermediate Government/ Credit Index, for the year ending June 30, 2006. Maintaining a conservative posture toward interest rate risk added to the portfolio’s performance relative to its benchmark as rates rose (and bond prices fell). A modest overweight in corporate bonds added value as they were relatively short in maturity, which helped in a rising rate environment. On the other hand, the higher quality corporate bonds that we continue to favor in the portfolio, have underperformed lower quality corporate bonds, thereby, hindering our overall return over the last year. The Treasury Inflation Protection (TIPS) notes held in the portfolio have added significant value in the latest quarter as investors have begun to give more credence to higher inflation concerns. With respect to the portfolio’s interest rate risk, we are neutral to the benchmark at this juncture.
Jason M. Kiss, CFA
David P. Francis
Troy R. Snider, CFA
July 20, 2006
DJIA: 10,928.10
   The views expressed in this commentary reflect those of the investment adviser as of the date of this commentary and may differ from those of the firm as a whole. Any such views are subject to change at any time based on market or other conditions, and Legg Mason Investors Trust, Inc. and Legg Mason Investor Services, LLC disclaim any responsibility to update such views. These views are not intended to be a forecast of future events, a guarantee of future results or investment advice. Because investment decisions for the Legg Mason Funds are based on numerous factors, these views may not be relied upon as an indication of trading intent on behalf of any Legg Mason Fund.
The Investment Commentary is not a part of the Semi-Annual Report to Shareholders.

xii      Investment Commentary
Financial Services Fund
   Total returns for the Financial Services Fund (“Fund”) for various periods ended June 30, 2006, are presented below, along with those of some comparative indices:

	Total Returns Through 6/30/06

	One	Three	Six	One
	Month	Months	Months	Year

Financial Services Fund
Primary Class	-0.36%	-2.05%	+3.07%	+11.09%
Financial Intermediary Class	-0.33%	-1.91%	+3.52%	+11.91%
Lipper Financial Services Fund IndexA	-0.53%	-1.56%	+3.16%	+11.24%
S&P 500 Financials IndexA	-0.62%	-0.13%	+3.11%	+12.40%
S&P 500 Stock Composite IndexA	+0.14%	-1.44%	+2.71%	+8.63%

Average Annual Total Returns
Through 6/30/06

	Three	Five	Since
	Years	Years	InceptionB

Financial Services Fund
Primary Class	+15.02%	+10.10%	+9.00%
Financial Intermediary Class	+15.90%	+10.93%	+9.83%
Lipper Financial Services Fund Index	+13.75%	+6.63%	+7.20%
S&P 500 Financials Index	+12.37%	+4.93%	+6.88%
S&P 500 Stock Composite Index	+11.22%	+2.49%	+2.75%

The performance data quoted represents past performance and does not guarantee future results. The performance stated may have been due to extraordinary market conditions, which may not be duplicated in the future. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-end performance information for the Primary Class please visit www.leggmasonfunds.com; for the Financial Intermediary Class please call 1-888-425-6432. The investment return and principal value of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Calculations assume reinvestment of dividends and capital gain distributions. Performance would have been lower if fees had not been waived in various periods. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

A	See Glossary of Index Definitions on page xviii. Although, it is not possible to invest in an index, it is possible to purchase investment vehicles designed to track the performance of certain indices.

B	The inception date for both the Primary and Financial Intermediary Classes is November 16, 1998. Index returns are for periods beginning November 30, 1998.
The Investment Commentary is not a part of the Semi-Annual Report to Shareholders.

Investment Commentary       xiii
   For the three months ended June 30, 2006, the Legg Mason Financial Services Fund returned -2.05%, which compares unfavorably to our benchmarks— especially the S&P 500 Financials Index. This is largely due to the Fund not owning brokerage companies, as they have been one of the best performing in the financial services subsector.
   The highlight of the three months was the announcement by Texas Regional Bancshares, Inc. (a top ten holding) of an agreement to be acquired by Banco Bilbao in June resulting in a 29% gain in the period from March 31 to June 30. Year-to-date, this brought the number of takeovers to four, and nine for the one year time period.
   The low point, or points, for the three months were the interest rate increases for the 16th and 17th times by the Federal Reserve (The “Fed”), executed via the usual 25 basis pointsc increments in both May and June. After the April meeting the market had convinced itself that the economy was slowing and inflation was tame and as a result the new “plain-spoken” Fed chairman was close to being done with rate increases. In fact, the catch phrase was “one more and done.” Unfortunately, after the May announcement investors were shaken because the Fed didn’t indicate that the rate increases would pause. In fact, sentiment so drastically changed that the new fear was that rate increases were far from being done, and there was a good chance the Fed would raise interest rates by 50 basis points rather than 25 at the June meeting. While fixed-income markets took this in stride, the equity markets were more vulnerable due to the gains achieved in the first quarter. The S&P 500 lost almost 2% (not including dividends), reversing a streak of four quarterly gains. When the Fed raised interest rates by only 25 basis points after the June meeting the market actually rallied briefly. Luckily for investors there is no July Fed meeting, so now the focus has turned to August.
   While we wait for the August meeting the market has plenty of other data to digest in July, specifically, second-quarter earnings and what company managers have to offer for future guidance. Company management teams’ outlooks are particularly important at this juncture because the economy is slowing and investors need to know to what extent. Has the Fed gone too far already or not far enough? In other words, is there a recession in our future or spiraling inflation? Neither of which is healthy for corporate earnings and/or the market. Until the market sorts this out we will probably continue to see wide swings daily, but continue to go nowhere.
   In the meantime, we will continue to seek out financial services companies that are showing above-average growth despite what the Federal Reserve does at the next meeting. Financial companies have held up well, versus the S&P 500, despite the hostile interest rate environment of the past year and a half. This may be attributed to the fact that other than commodities and emerging markets there hasn’t been any real leadership in the market. Without leadership it is very much a stock pickers market, which is why we are still concentrating on small banks and other specialty financial situations showing better than expected earnings.

C	100 basis points = 1%
The Investment Commentary is not a part of the Semi-Annual Report to Shareholders.

xiv      Investment Commentary
   Of the five best performers for the quarter three were Texas banks. This shouldn’t be too surprising, as the Texas economy remains strong due to the boom in oil and gas prices. Since banks are proxies for their local economies, these banks are showing strong loan and deposit growth, which is leading to earnings surprises on the upside and/or takeouts. The best performer was the previously mentioned Texas Regional Bancshares, which was up 29.1% due to the takeover. The third-best performer was Fort Worth, Texas-based Summit Bancshares, Inc., up 10.5% and consequently, on July 3 Summit announced it would be purchased by Cullen Frost, (our fifth-best performer, up 7.3%) for close to a 30% premium. Cullen Frost is headquartered in San Antonio. Another top performer was Wainwright Bank & Trust Company, up 10.8% on a strong earnings report. Rounding out the top five at number four was Highbury Financial Inc., up 9.6%. This is a relatively new name to the Fund and is unique as it acquires control of investment management firms.
   The five-worst performers were concentrated among insurance companies, which did exceptionally well last year. RLI Corp., a specialty insurer, was down 15.6%, Brown & Brown, an insurance agency, down 11.9%, and Philadelphia Consolidated Holding Corp., also a specialty insurer, down 11.1%. Insurance pricing is perceived as softening and this is weighing on these stocks. Each of these companies is showing strong earnings growth despite a softening market and we continue to believe they are good investments. After all, we have just started hurricane season, which should bring about higher pricing. AmericanWest Bancorporation was our second-worst performer, down 14.3% due to a noisy quarter that missed earnings estimates. AmericanWest is in the midst of a turnaround, which is causing bumps along the way and Wall Street doesn’t always have the patience that we do. The last underperformer was First State Bancorporation, down 10.2%. This New Mexico-based bank missed earnings due to some merger expenses and also suffered a severe loan default. We view these as one-time events and prefer to concentrate on the 24% loan growth achieved in the first quarter.
   Except in the case of a merger, the distinguishing characteristic of the top performers versus the bottom performers was earnings. Despite what the Fed throws at us, we think we have proven that there is always a financial services company that can do well.
   As always we thank you for your support.
Amy LaGuardia, CFA
July 19, 2006
DJIA: 11,011.42
   The views expressed in this commentary reflect those of the investment adviser as of the date of this commentary and may differ from those of the firm as a whole. Any such views are subject to change at any time based on market or other conditions, and Legg Mason Investors Trust, Inc. and Legg Mason Investor Services, LLC disclaim any responsibility to update such views. These views are not intended to be a forecast of future events, a guarantee of future results or investment advice. Because investment decisions for the Legg Mason Funds are based on numerous factors, these views may not be relied upon as an indication of trading intent on behalf of any Legg Mason Fund.
The Investment Commentary is not a part of the Semi-Annual Report to Shareholders.

Investment Commentary       xv
U.S. Small-Capitalization Value Trust
   Total returns for the U.S. Small-Capitalization Value Trust (“Fund”) for various periods ended June 30, 2006, are presented below, along with those of some comparative indices:

Average Annual Total Returns
Through 6/30/06

	Six	One	Three	Five	Since
	Months	Year	Years	Years	InceptionA

U.S. Small-Cap Value Trust
Primary Class	+4.50%	+4.69%	+16.51%	+10.93%	+7.74%
Institutional Class	+4.97%	+5.69%	+17.79%	+12.13%	+8.97%
Russell 2000 IndexB	+8.21%	+14.58%	+18.70%	+8.50%	+7.23%
Russell 1000 Value IndexB	+6.56%	+12.10%	+15.70%	+6.90%	+6.42%
Russell 2000 Value IndexB	+10.44%	+14.61%	+21.01%	+13.09%	+10.53%
S&P 500 Stock Composite IndexB	+2.71%	+8.63%	+11.22%	+2.49%	+3.49%

The performance data quoted represents past performance and does not guarantee future results. The performance stated may have been due to extraordinary market conditions, which may not be duplicated in the future. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-end performance information for the Primary Class please visit www.leggmasonfunds.com; for the Institutional Class please call 1-888-425-6432. The investment return and principal value of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Calculations assume reinvestment of dividends and capital gain distributions. Performance would have been lower if fees had not been waived in various periods. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.
Market Commentary
   The second quarter of 2006 provided a sharp contrast with the first three months of the year. While equity markets, especially small-cap, rallied in the first quarter, the second quarter experienced significant declines across market cap and valuation segments. Were it not for the sharp and short-lived gains of the last two days of June, the quarter would have been much more negative in an absolute sense, but more favorable to our relative portfolio performance. Having given back 2.5% of excess return in those last two days, the portfolios closed the quarter slightly ahead of the index after behaving defensively during the down-

A	The inception date of the Primary Class is June 15, 1998. The inception date of the Institutional Class is June 19, 1998. Index returns are for periods beginning May 31, 1998.

B	See Glossary of Index Definitions on page xviii. Although, it is not possible to invest in an index, it is possible to purchase investment vehicles designed to track the performance of certain indices.
The Investment Commentary is not a part of the Semi-Annual Report to Shareholders.

xvi      Investment Commentary
market. Small-cap indexes lagged large-cap indexes while value outperformed growth. The S&P 500 Index declined -1.4%, the Russell 2000 Value Index lost -2.7%, and the Russell 2000 Growth Index fell -7.3%.
   In his June 29 statement, Federal Reserve Chairman Bernanke, shifted the Fed’s economic view from inflation fears and a possible half-point interest rate hike to a more positive tone with “moderation in aggregate demand offsetting inflation pressures.” Confirming the more measured outlook and manageable inflation expectations, a quarter point interest rate hike ignited market confidence and drove the various major indices up between 2% to 6% in the last two days of the month. Further adding fuel to the small-cap fire, the Russell Index rebalancing on June 30 immediately before the Fourth of July holiday contributed to the sharp two day advance to close the quarter. The Russell 2000 Value gained 5% in the last two days of the quarter. Reminiscent of the March quarter, short-term index returns were driven by high volatility companies with high price-to-earnings ratios or earnings losses. In general, critical global events, including the North Korean missile tests, the nuclear standoff with Iran and the conflicts in Afghanistan and Iraq, cast a shadow over market conditions. Adding to these concerns, oil continued to test new upper boundaries, moving from under $67 per barrel at the end of March to a near all-time high of $74.
Investment Results
   Low-quality companies gained in the last two days of the quarter as indiscriminate buying ensued from Russell rebalancing cash flows. Some sectors were more impacted than others, but the net effect was two-day underperformance across a wide range of industries. After behaving defensively for most of the quarter, the Fund ended the quarter essentially flat with the Russell 2000 Value after this two-day rally. Full quarter returns were negatively impacted by above-market weights in consumer discretionary stocks combined with lagging performance in low price-to-earnings holdings. Retail and apparel were among the worst hit as overhead economic and global concerns threatened to slow economic activity.
   Financial holdings gained in June as significantly above-market weight insurance holdings behaved defensively with a small loss compared to the index’s near -5% insurance decline. Our low price-to-earnings banks also held up well with an overweight position and small gain over the index’s bank loss. Technology stocks fell equally in the index and portfolio, but a less than half-market weight provided significant downside protection. Our disciplined adherence to only purchasing companies that are making money, trading at low multiples and have not experienced extreme upward price moves again proved defensive as the market gave back the excesses of the prior two quarters.
   In terms of portfolio positioning, lagging returns and low valuations in consumer discretionary stocks have provided opportunities in auto parts, retailing and apparel to create an above-market sector exposure. In aggregate, financials are in line with the benchmark weight, but the portfolio makeup is very different. The lack of any real estate investment trust
The Investment Commentary is not a part of the Semi-Annual Report to Shareholders.

Investment Commentary       xvii
exposure is balanced with a significantly above-market weight in insurance companies and a slight overweight to banks. Utilities remain above the market, though recent takeouts will decrease that weight. Technology hardware and software remain significantly under the benchmark representation as we wait for price opportunities in companies with positive earnings and low valuation ratios. Sales in energy stocks have reduced that weight to a below-market exposure.
Outlook
   Despite the giveback during the last two days of June, we are confident in our positioning in attractive stocks and sectors. The portfolio behaved defensively during the downturn and participated in positive market moves throughout the quarter. There will always be out-of-trend days in any market cycle — they are simply more noticeable when they occur on back-to-back days at the end of a quarter. The excesses of late 2005 and first quarter 2006 are still being removed from the market and our portfolio holdings should benefit as this trend continues. We remain confident in our low-valuation portfolio investments.
   Thank you for your continued support.
Henry F. Otto
Steven M. Tonkovich
July 25, 2006
DJIA: 11,103.71
   The views expressed in this commentary reflect those of the investment adviser as of the date of this commentary and may differ from those of the firm as a whole. Any such views are subject to change at any time based on market or other conditions, and Legg Mason Investors Trust, Inc. and Legg Mason Investor Services, LLC disclaim any responsibility to update such views. These views are not intended to be a forecast of future events, a guarantee of future results or investment advice. Because investment decisions for the Legg Mason Funds are based on numerous factors, these views may not be relied upon as an indication of trading intent on behalf of any Legg Mason Fund.
The Investment Commentary is not a part of the Semi-Annual Report to Shareholders.

xviii      Investment Commentary
Glossary of Index Definitions
   Dow Jones Industrial Average — A total return price-weighted average based on the price movements of 30 blue chip stocks, computed by reinvesting quarterly dividends on a daily basis.
   Dow Jones Wilshire 5000 Index — A market capitalization-weighted index composed of over 5,000 equity securities for companies considered by the investment community to be U.S. companies, and is generally considered representative of the US equity market.
   Lehman Intermediate U.S. Government/ Credit Bond Index — A total return index consisting of investment grade corporate debt issues as well as debt issues of U.S. government agencies and the U.S. Treasury. The debt issues all maintain maturities within a range of 1 to 10 years.
   Lipper Balanced Fund Index — An index comprised of the 30 largest funds in the Lipper universe of 768 balanced funds.
   Lipper Financial Services Fund Index — An index comprised of the 10 largest funds in the Lipper universe of 129 financial services funds.
   Lipper Large-Cap Core Funds — Average of the 925 funds comprising the Lipper universe of large-cap core funds, defined as funds that invest at least 75% of their equity assets in companies with market capitalizations greater than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Large-cap core funds typically have an average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P 500 Index.
   Lipper Large-Cap Growth Funds — Average of the 752 funds comprising the Lipper universe of large-cap growth funds, defined as funds that invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) greater than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Large-cap growth funds typically have an above average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P 500 Index.
   Lipper Large-Cap Value Funds — Average of the 529 funds comprising the Lipper universe of large-cap value funds, defined as funds that invest at least 75% of their equity assets in companies with market capitalizations greater than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Large-cap value funds typically have a below average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P 500 Index.
   NASDAQ Composite — A market capitalization price-only index that tracks the performance of domestic common stocks traded on the regular NASDAQ market, as well as National Market System traded foreign common stocks and ADRs.
   Russell 1000 Index — Measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index.
   Russell 1000 Value Index — Measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.
The Investment Commentary is not a part of the Semi-Annual Report to Shareholders.

Investment Commentary       xix
   Russell 2000 Index — An unmanaged index comprised of the 2,000 smallest companies of the 3,000 largest U.S. companies based on market capitalization.
   Russell 2000 Value Index — Measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.
   Russell 3000 Index — Measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. As of the latest reconstitution, the average market capitalization was approximately $4.8 billion; the median market capitalization was approximately $944.7 million. The index had a total market capitalization range of approximately $386.9 billion to $182.6 million.
   Russell Midcap Index — Measures the performance of the 800 smallest companies in the Russell 1000 Index, as ranked by total market capitalization, which represents approximately 35% of the total market capitalization of the Russell 1000 Index.
   S&P 100 Index — A market capitalization-weighted index that is a subset of the S&P 500, and is made up of 100 major, blue chip companies across diverse industry groups.
   S&P 500 Stock Composite Index — A market capitalization-weighted index, composed of 500 widely held common stocks, that is generally considered representative of the U.S. stock market.
   S&P 500 Financials Index — A capitalization-weighted, price-only index representing 9 financial groups and 53 financial companies.
   S&P MidCap 400 Index — A market capitalization-weighted index, composed of 400 stocks, that is generally considered representative of mid-sized U.S. companies.
The Investment Commentary is not a part of the Semi-Annual Report to Shareholders.

Quarterly Report to Shareholders

RICA

Legg Mason Investors Trust, Inc.

June 30, 2006

Quarterly Report to Shareholders       1
To Our Shareholders,
   We are pleased to provide you with Legg Mason Investors Trust’s quarterly report for American Leading Companies Trust, Balanced Trust, Financial Services Fund and U.S. Small-Capitalization Value Trust, for the period ended June 30, 2006.
   Total returns during various periods ended June 30, 2006 are:

	Total ReturnsA

	3 Months	1 Year

American Leading Companies Trust
Primary Class	-3.89%	+5.98%
Institutional Class	-3.61%	+7.04%
S&P 500 Stock Composite IndexB	-1.44%	+8.63%
Lipper Large-Cap Value Funds IndexC	+0.05%	+10.46%
Balanced Trust
Primary Class	-0.95%	+5.45%
Financial Intermediary Class	-0.80%	+6.00%
Institutional Class	-0.75%	+6.08%
Lehman Intermediate Government/ Credit Bond IndexD	+0.21%	-0.18%
Lipper Balanced Fund IndexE	-0.97%	+7.03%
Financial Services Fund
Primary Class	-2.05%	+11.09%
Financial Intermediary ClassF	-1.91%	+11.91%
Lipper Financial Services Fund IndexG	-1.56%	+11.24%
U.S. Small-Capitalization Value Trust
Primary Class	-2.78%	+4.69%
Institutional Class	-2.58%	+5.69%
Russell 2000 IndexH	-5.02%	+14.58%

The performance data quoted represents past performance and does not guarantee future results. The performance stated may have been due to extraordinary market conditions, which may not be duplicated in the future. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-end performance information for the Primary Class please visit www.leggmasonfunds.com; for the Financial Intermediary and Institutional Classes please call 1-888-425-6432. The investment return and principal value of the Funds will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Calculations assume reinvestment of dividends and capital gain distributions. Performance would have been lower if fees had not been waived in various periods. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.
   Information about each Fund’s performance over longer periods of time are shown in their respective Performance Information sections within this report. For more information about the Fund share classes included in the report, please contact your financial adviser.

2      Quarterly Report to Shareholders
   The Board of Directors approved ordinary income dividends to shareholders of record on May 24, 2006, payable on May 26, 2006 and capital gain distributions to shareholders of record on June 21, 2006, payable on June 23, 2006 as follows:

	Ordinary Income Distribution			Capital Gain
				Distributions
		Financial
	Primary	Intermediary	Institutional	Short-	Long-
	Class	Class	Class	Term	Term

American Leading Companies Trust	$0.014	N/A	$0.076	$—	$0.413
Balanced Trust	$0.051	$0.058	$0.075	$0.009	$0.423
Financial Services Fund	$—	$—	N/A	$0.045	$0.682
U.S. Small-Capitalization Value Trust	$—	N/A	$—	$0.022	$0.364
   Many Primary Class shareholders invest regularly in Fund shares on a dollar cost averaging basis. Most do so by authorizing automatic, monthly transfers of $50 or more from their bank checking or brokerage accounts. Dollar cost averaging is a convenient and sensible way to invest, as it encourages continued purchases over time regardless of fluctuating price levels.
Of course, it does not ensure a profit nor protect against declines in the value of your investment. Your financial adviser will be happy to help you establish a dollar cost averaging account should you wish to do so.

Sincerely,

Mark R. Fetting
President
July 20, 2006

A	Total Return measures investment performance in terms of appreciation or depreciation in net asset value per share plus dividends and capital gain distributions. It assumes that dividends and distributions were reinvested at the time they were paid. No adjustment has been made for any income taxes payable by shareholders. Past performance does not predict future performance.

B	S&P 500 Stock Composite Index — A market capitalization-weighted index, composed of 500 widely held common stocks, that is generally considered representative of the U.S. stock market.

C	Lipper Large-Cap Value Funds Index — An index comprised of the 30 largest funds in the Lipper universe of 529 large-cap value funds.

D	Lehman Intermediate U.S. Government/ Credit Bond Index — A total return index consisting of investment grade corporate debt issues as well as debt issues of U.S. government agencies and the U.S. Treasury. The debt issues all maintain maturities within a range of 1 to 10 years.

E	Lipper Balanced Fund Index — An index comprised of the 30 largest funds in the Lipper universe of 768 balanced funds.

F	Financial Services Class A became the Financial Intermediary Class on July 31, 2004.

G	Lipper Financial Services Fund Index — An index comprised of the 10 largest funds in the Lipper universe of 129 financial services funds.

H	Russell 2000 Index — An unmanaged index comprised of the 2,000 smallest companies of the 3,000 largest U.S. companies based on market capitalization.

Quarterly Report to Shareholders       3
Performance Information
American Leading Companies Trust
   The graphs on the following pages compare the Fund’s total returns to those of a closely matched broad-based securities market index. The graphs illustrate the cumulative total return of an initial $10,000 investment in the Primary Class and an initial $1,000,000 investment in the Institutional Class, for the periods indicated. The lines for the Fund represent the total return after deducting all Fund investment management and other administrative expenses and the transaction costs of buying and selling securities. The lines representing the securities market index do not include any transaction costs associated with buying and selling securities in the index or other administrative expenses. Both the Fund’s results and the index’s results assume reinvestment of all dividends and distributions.
   Total return measures investment performance in terms of appreciation or depreciation in a fund’s net asset value per share, plus dividends and any capital gain distributions. It assumes that dividends and distributions were reinvested at the time they were paid. Average annual returns tend to smooth out variations in a fund’s return, so that they differ from actual year-to-year results.

4      Quarterly Report to Shareholders
Performance Information — Continued
Growth of a $10,000 Investment — Primary Class
Periods Ended June 30, 2006

	Cumulative	Average Annual
	Total Return	Total Return

One Year	+5.98%	+5.98%
Five Years	+20.46%	+3.79%
Ten Years	+130.31%	+8.70%

The performance data quoted represents past performance and does not guarantee future results. The performance stated may have been due to extraordinary market conditions, which may not be duplicated in the future. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-end performance information please visit www.leggmasonfunds.com. The investment return and principal value of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Calculations assume reinvestment of dividends and capital gain distributions. Performance would have been lower if fees had not been waived in various periods.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Quarterly Report to Shareholders       5
Growth of a $1,000,000 Investment — Institutional Class
Periods Ended June 30, 2006

	Cumulative	Average Annual
	Total Return	Total Return

One Year	+7.04%	+7.04%
Five Years	+26.95%	+4.89%
Life of Class*	+30.61%	+5.44%

* Inception date: June 14, 2001

The performance data quoted represents past performance and does not guarantee future results. The performance stated may have been due to extraordinary market conditions, which may not be duplicated in the future. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-end performance information please call 1-888-425-6432. The investment return and principal value of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Calculations assume reinvestment of dividends and capital gain distributions. Performance would have been lower if fees had not been waived in various periods.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

A	Index return is for the period beginning May 31, 2001.

6      Quarterly Report to Shareholders
Performance Information — Continued
Portfolio Composition (as of June 30, 2006) B
(As a percentage of the portfolio)
Top Ten Holdings (as of June 30, 2006)

% of
Security	Net Assets

J.P. Morgan Chase & Co.	4.1%
Sprint Nextel Corporation	3.8%
Altria Group, Inc.	3.8%
UnitedHealth Group Incorporated	3.6%
Tyco International Ltd.	3.6%
WellPoint Inc.	3.0%
Citigroup Inc.	2.9%
Lloyds TSB Group plc	2.5%
Nokia Oyj – ADR	2.3%
American International Group, Inc.	2.3%

B	The Fund is actively managed. As a result, the composition of its portfolio holdings and sectors is subject to change at any time.

Quarterly Report to Shareholders       7
Selected Portfolio Performance C

Strongest performers for the quarter ended June 30, 2006D

1.	Baker Hughes Incorporated	+19.8%
2.	United States Steel Corporation	+15.8%
3.	Royal Dutch Shell PLC	+8.6%
4.	Washington Mutual, Inc.	+8.2%
5.	Kimberly-Clark Corporation	+7.6%
6.	The St. Paul Travelers Companies, Inc.	+7.3%
7.	Bank of America Corporation	+6.7%
8.	Alcoa Inc.	+6.4%
9.	The Pepsi Bottling Group, Inc.	+6.2%
10.	Deere & Company	+6.1%

Weakest performers for the quarter ended June 30, 2006D

1.	Boston Scientific Corporation	-26.9%
2.	Expedia, Inc.	-26.1%
3.	Pulte Homes, Inc.	-25.0%
4.	eBay Inc.	-24.9%
5.	UnitedHealth Group Incorporated	-19.8%
6.	Dell Inc.	-17.8%
7.	Eastman Kodak Company	-15.5%
8.	The Home Depot, Inc.	-15.1%
9.	Sprint Nextel Corporation	-14.6%
10.	Microsoft Corporation	-14.0%
Portfolio Changes

Securities added during the quarter	Securities sold during the quarter

Centex Corporation	Phelps Dodge Corporation
Dominion Resources, Inc.	Sara Lee Corporation

CIndividual security performance is measured by the change in the security’s price; for stocks, dividends are assumed to be reinvested at the time they were paid.
DSecurities held for the entire quarter.

8      Quarterly Report to Shareholders
Portfolio of Investments
American Leading Companies Trust
June 30, 2006 (Unaudited)
(Amounts in Thousands)

	Shares/Par	Value

Common Stocks and Equity Interests — 99.1%
Consumer Discretionary — 16.6%
Household Durables — 4.1%
Centex Corporation	250	$12,575
Koninklijke (Royal) Philips Electronics N.V. – ADR	63	1,962
Pulte Homes, Inc.	600	17,274

		31,811

Internet and Catalog Retail — 5.3%
Amazon.com, Inc.	350	13,538	A
Expedia, Inc.	675	10,105	A
IAC/InterActiveCorp	425	11,258	A
Liberty Media Holding Corp – Interactive	360	6,213	A

		41,114

Leisure Equipment and Products — 0.9%
Eastman Kodak Company	300	7,134

Media — 3.0%
The DIRECTV Group, Inc.	900	14,850	A
Time Warner Inc.	480	8,304

		23,154

Specialty Retail — 3.3%
The Home Depot, Inc.	300	10,737
The TJX Companies, Inc.	630	14,402

		25,139

Consumer Staples — 5.6%
Beverages — 1.0%
The Pepsi Bottling Group, Inc.	225	7,234

Food and Staples Retailing — 0.6%
Wal-Mart Stores, Inc.	100	4,817

Quarterly Report to Shareholders       9

	Shares/Par	Value

Consumer Staples — Continued
Household Products — 0.2%
Kimberly-Clark Corporation	25	$1,542

Tobacco — 3.8%
Altria Group, Inc.	400	29,372

Energy — 4.3%
Energy Equipment and Services — 1.0%
Baker Hughes Incorporated	36	2,947
Transocean Inc.	60	4,819	A

		7,766

Oil, Gas and Consumable Fuels — 3.3%
Anadarko Petroleum Corporation	134	6,390
Apache Corporation	97	6,620
Devon Energy Corporation	150	9,061
Exxon Mobil Corporation	30	1,841
Royal Dutch Shell PLC – ADR	24	1,608

		25,520

Financials — 22.6%
Capital Markets — 1.2%
Merrill Lynch & Co., Inc.	70	4,869
Morgan Stanley	70	4,425

		9,294

Commercial Banks — 2.5%
Lloyds TSB Group plc	1,950	19,144

Diversified Financial Services — 9.1%
Bank of America Corporation	343	16,518
Citigroup Inc.	465	22,431
J.P. Morgan Chase & Co.	752	31,584

		70,533

10      Quarterly Report to Shareholders
Portfolio of Investments — Continued
American Leading Companies Trust — Continued

	Shares/Par	Value

Financials — Continued
Insurance — 5.2%
American International Group, Inc.	300	$17,715
The St. Paul Travelers Companies, Inc.	318	14,176
XL Capital Ltd.	127	7,773

		39,664

Thrifts and Mortgage Finance — 4.6%
Countrywide Financial Corporation	450	17,136
MGIC Investment Corporation	75	4,875
Washington Mutual, Inc.	300	13,674

		35,685

Health Care — 13.0%
Health Care Equipment and Supplies — 1.2%
Boston Scientific Corporation	550	9,262	A

Health Care Providers and Services — 8.8%
Health Net Inc.	370	16,713	A
UnitedHealth Group Incorporated	616	27,571
WellPoint Inc.	323	23,497	A

		67,781

Pharmaceuticals — 3.0%
Johnson & Johnson	180	10,786
Pfizer Inc.	540	12,674

		23,460

Industrials — 9.9%
Aerospace and Defense — 3.7%
General Dynamics Corporation	216	14,139
Lockheed Martin Corporation	200	14,348

		28,487

Industrial Conglomerates — 5.0%
General Electric Company	340	11,207
Tyco International Ltd.	1,000	27,500

		38,707

Quarterly Report to Shareholders       11

	Shares/Par	Value

Industrials — Continued
Machinery — 1.2%
Caterpillar Inc.	60	$4,469
Deere & Company	60	5,009

		9,478

Information Technology — 17.2%
Communications Equipment — 2.3%
Nokia Oyj – ADR	875	17,728

Computers and Peripherals — 4.9%
Dell Inc.	600	14,646	A
Hewlett-Packard Company	350	11,088
International Business Machines Corporation	152	11,677

		37,411

Internet Software and Services — 2.8%
eBay Inc.	350	10,251	A
Yahoo! Inc.	350	11,550	A

		21,801

IT Services — 0.9%
Accenture Ltd.	250	7,080

Semiconductors and Semiconductor Equipment — 4.0%
Applied Materials, Inc.	550	8,954
Intel Corporation	850	16,107
Texas Instruments Incorporated	200	6,058

		31,119

Software — 2.3%
Microsoft Corporation	405	9,437
Symantec Corporation	550	8,547	A

		17,984

12      Quarterly Report to Shareholders
Portfolio of Investments — Continued
American Leading Companies Trust — Continued

	Shares/Par	Value

Information Technology — Continued
Materials — 3.1%
Metals and Mining — 3.1%
Alcoa Inc.	200	$6,472
Newmont Mining Corporation	115	6,087
United States Steel Corporation	160	11,219

		23,778

Telecommunication Services — 5.3%
Wireless Telecommunication Services — 5.3%
ALLTEL Corporation	180	11,490
Sprint Nextel Corporation	1,471	29,405

		40,895

Utilities — 1.5%
Multi-Utilities — 1.5%
Dominion Resources, Inc.	100	7,479
Duke Energy Corporation	140	4,112

		11,591

Total Common Stocks and Equity Interests (Identified Cost — $534,828)		765,485

Quarterly Report to Shareholders       13

	Shares/Par	Value

Repurchase Agreements — 0.9%
Bank of America 5.15%, dated 6/30/06, to be repurchased at $3,713 on 7/3/06 (Collateral: $3,770 Fannie Mae notes, 5.25%, due 10/30/07, value $3,795)	$3,712	$3,712
Goldman Sachs Group, Inc 5.19%, dated 6/30/06, to be repurchased at $3,713 on 7/3/06 (Collateral: $4,045 Fannie Mae bonds, 5%, due 6/1/36, value $3,796)	3,712	3,712

Total Repurchase Agreements (Identified Cost — $7,424)		7,424

Total Investments — 100.0% (Identified Cost — $542,252)		772,909
Other Assets Less Liabilities — N.M.		(229)

Net Assets — 100.0%		$772,680

Net Asset Value Per Share:
Primary Class		$23.20

Institutional Class		$23.92

ANon-income producing.
ADR — American Depository Receipt.
N.M. — Not meaningful.

14      Quarterly Report to Shareholders
Performance Information
Balanced Trust
   The graphs on the following pages compare the Fund’s total returns to those of two closely matched broad-based securities market indices. The graphs illustrate the cumulative total return of an initial $10,000 investment in the Primary Class and an initial $1,000,000 investment in each of the Financial Intermediary and Institutional Classes, for the periods indicated. The lines for the Fund represent the total return after deducting all Fund investment management and other administrative expenses and the transaction costs of buying and selling securities. The lines representing each securities market index do not include any transaction costs associated with buying and selling securities in the indices or other administrative expenses. Both the Fund’s results and the indices’ results assume reinvestment of all dividends and distributions.
   Total return measures investment performance in terms of appreciation or depreciation in a fund’s net asset value per share, plus dividends and any capital gain distributions. It assumes that dividends and distributions were reinvested at the time they were paid. Average annual returns tend to smooth out variations in a fund’s return, so that they differ from actual year-to-year results.

Quarterly Report to Shareholders       15
Growth of a $10,000 Investment — Primary Class
Periods Ended June 30, 2006

	Cumulative	Average Annual
	Total Return	Total Return

One Year	+5.45%	+5.45%
Five Years	+13.66%	+2.59%
Life of Class*	+49.09%	+4.18%

* Inception date: October 1, 1996

The performance data quoted represents past performance and does not guarantee future results. The performance stated may have been due to extraordinary market conditions, which may not be duplicated in the future. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-end performance information please visit www.leggmasonfunds.com. The investment return and principal value of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Calculations assume reinvestment of dividends and capital gain distributions. Performance would have been lower if fees had not been waived in various periods.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

A	Index returns are for periods beginning September 30, 1996.

16      Quarterly Report to Shareholders
Performance Information — Continued
Growth of a $1,000,000 Investment — Financial Intermediary Class
Periods Ended June 30, 2006

	Cumulative	Average Annual
	Total Return	Total Return

One Year	+6.00%	+6.00%
Five Years	+16.50%	+3.10%
Life of Class*	+20.38%	+3.57%

* Inception date: March 16, 2001

The performance data quoted represents past performance and does not guarantee future results. The performance stated may have been due to extraordinary market conditions, which may not be duplicated in the future. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-end performance information please call 1-888-425-6432. The investment return and principal value of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Calculations assume reinvestment of dividends and capital gain distributions. Performance would have been lower if fees had not been waived in various periods.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

B	Index returns are for periods beginning March 31, 2001.

Quarterly Report to Shareholders       17
Growth of a $1,000,000 Investment — Institutional Class
Periods Ended June 30, 2006

	Cumulative	Average Annual
	Total Return	Total Return

One Year	+6.08%	+6.08%
Five Years	+17.76%	+3.32%
Life of Class*	+21.78%	+3.79%

* Inception date: March 16, 2001

The performance data quoted represents past performance and does not guarantee future results. The performance stated may have been due to extraordinary market conditions, which may not be duplicated in the future. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-end performance information please call 1-888-425-6432. The investment return and principal value of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Calculations assume reinvestment of dividends and capital gain distributions. Performance would have been lower if fees had not been waived in various periods.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

B	Index returns are for periods beginning March 31, 2001.

18      Quarterly Report to Shareholders
Performance Information — Continued
Portfolio Composition (as of June 30, 2006) C
(As a percentage of the portfolio)
Top Ten Holdings (as of June 30, 2006)

% of
Security	Net Assets

United States Treasury Notes, 3.38%, due 11/15/08	2.7%
Questar Corporation	2.6%
Kansas City Southern	2.2%
Citigroup Inc.	2.2%
EnCana Corp.	2.1%
United States Treasury Notes, 3.25%, due 8/15/07	2.0%
General Electric Company	1.9%
Fannie Mae	1.9%
Target Corporation	1.8%
Nabors Industries, Ltd.	1.8%

C	The Fund is actively managed. As a result, the composition of its portfolio holdings and sectors is subject to change at any time.

Quarterly Report to Shareholders       19
Selected Portfolio Performance D

Strongest performers for the quarter ended June 30, 2006E

1.	Questar Corporation	+15.3%
2.	EnCana Corp.	+12.9%
3.	Kansas City Southern	+12.2%
4.	CANON Inc.	+11.7%
5.	ChevronTexaco Corporation	+8.0%
6.	Kimberly-Clark Corporation	+7.6%
7.	The Walt Disney Company	+7.6%
8.	Capital One Financial Corporation	+6.2%
9.	PepsiCo, Inc.	+4.4%
10.	DENTSPLY International Inc.	+4.3%

Weakest performers for the quarter ended June 30, 2006E

1.	MedImmune, Inc.	-25.9%
2.	Teva Pharmaceutical Industries Ltd. — ADR	-23.1%
3.	Biomet, Inc.	-11.9%
4.	L-3 Communications Holdings, Inc.	-11.9%
5.	Cisco Systems, Inc.	-9.9%
6.	Medtronic, Inc.	-7.4%
7.	STERIS Corporation	-7.2%
8.	Applied Materials, Inc.	-6.8%
9.	Fannie Mae	-6.0%
10.	Target Corporation	-5.8%
Portfolio Changes

Securities added during the quarter	Securities added during the quarter

Amgen Inc. Dell Inc. Microsoft Corporation United States Treasury Notes, 4.25%, 10/15/10 United States Treasury Notes, 4.38%, 11/15/08
Government National Mortgage
  Association, 5.50%, 6/15/35
International Business Machines
  Corporation
Oracle Corporation
Texas Instruments Incorporated
Union Pacific Corporation,
  6.63%, 2/1/08
United States Treasury Notes,
  5.00%, 8/15/11

D	Individual security performance is measured by the change in the security’s price; for stocks, dividends are assumed to be reinvested at the time they were paid.

E	Securities held for the entire quarter.

20      Quarterly Report to Shareholders
Portfolio of Investments
Balanced Trust
June 30, 2006 (Unaudited)
(Amounts in Thousands)

	Shares/Par	Value

Common Stocks and Equity Interests — 65.5%
Consumer Discretionary — 6.8%
Hotels, Restaurants and Leisure — 1.8%
McDonald’s Corporation	28	$941

Media — 0.9%
The Walt Disney Company	15	462

Multi-Line Retail — 1.8%
Target Corporation	20	987

Office Equipment and Supplies — 1.1%
CANON Inc.	8	601

Specialty Retail — 1.2%
Lowe’s Companies, Inc.	11	667

Consumer Staples — 6.4%
Beverages — 1.6%
PepsiCo, Inc.	15	871

Food and Staples Retailing — 2.1%
SYSCO Corporation	19	568
Wal-Mart Stores, Inc.	12	559

		1,127

Household Products — 1.6%
Kimberly-Clark Corporation	14	851

Personal Products — 1.1%
Avon Products, Inc.	19	586

Quarterly Report to Shareholders       21

	Shares/Par	Value

Energy — 9.8%
Energy Equipment and Services — 5.0%
Nabors Industries, Ltd.	29	$963	A
National-Oilwell Varco Inc.	13	829	A
Schlumberger Limited	14	899

		2,691

Oil, Gas & Consumable Fuels — 4.8%
BP plc – ADR	10	724
ChevronTexaco Corporation	12	757
EnCana Corp.	22	1,137

		2,618

Financials — 10.4%
Capital Markets — 1.4%
The Goldman Sachs Group, Inc.	5	752

Consumer Finance — 1.6%
Capital One Financial Corporation	10	855

Diversified Financial Services — 2.2%
Citigroup Inc.	24	1,163

Insurance — 1.6%
Lincoln National Corporation	15	869

Thrifts and Mortgage Finance — 3.6%
Fannie Mae	21	1,015
The PMI Group, Inc.	21	949

		1,964

22      Quarterly Report to Shareholders
Portfolio of Investments — Continued
Balanced Trust — Continued

	Shares/Par	Value

Health Care — 10.2%
Biotechnology — 3.8%
Amgen Inc.	11	$685	A
MedImmune, Inc.	24	648	A
Medtronic, Inc.	15	722

		2,055

Health Care Equipment and Supplies — 3.2%
Biomet, Inc.	21	663
DENTSPLY International Inc.	6	388
Kyphon Inc.	10	368	A
STERIS Corporation	15	332

		1,751

Pharmaceuticals — 3.2%
Abbott Laboratories	12	506
Johnson & Johnson	10	593
Teva Pharmaceutical Industries Ltd. – ADR	19	603

		1,702

Industrials — 8.2%
Aerospace and Defense — 1.3%
L-3 Communications Holdings, Inc.	10	724

Industrial Conglomerates — 1.9%
General Electric Company	31	1,015

Machinery — 1.4%
Dover Corporation	15	737

Road and Rail — 3.6%
Kansas City Southern	42	1,175	A
Norfolk Southern Corporation	14	750

		1,925

Quarterly Report to Shareholders       23

	Shares/Par	Value

Information Technology — 8.3%
Communications Equipment — 2.6%
Cisco Systems, Inc.	37	$715	A
Nokia Oyj – ADR	35	709

		1,424

Computers and Peripherals — 1.5%
Dell Inc.	34	830	A

Semiconductors and Semiconductor Equipment — 2.7%
Applied Materials, Inc.	35	561
Intel Corporation	46	872

		1,433

Software — 1.5%
Microsoft Corporation	35	816

Materials — 2.8%
Chemicals — 1.7%
Praxair, Inc.	17	940

Metals and Mining — 1.1%
Rio Tinto plc – ADR	3	587

Utilities — 2.6%
Gas Utilities — 2.6%
Questar Corporation	17	1,400

Total Common Stocks and Equity Interests (Identified Cost — $28,590)		35,344

24      Quarterly Report to Shareholders
Portfolio of Investments — Continued
Balanced Trust — Continued

		Maturity
	Rate	Date	Par/Shares	Value

Corporate Bonds and Notes — 12.9%
Aerospace and Defense — 0.9%
General Dynamics Corporation	4.500%	8/15/10	$500	$480

Capital Markets — 0.9%
Merrill Lynch & Co., Inc.	3.700%	4/21/08	500	484

Commercial Banks — 0.6%
Bank of America Corporation	5.125%	11/15/14	330	314

Computers and Peripherals — 0.6%
International Business Machines Corporation	3.800%	2/1/08	350	341

Diversified Financial Services — 1.5%
Citigroup Inc.	3.500%	2/1/08	350	339
First Data Corporation	3.375%	8/1/08	475	453

				792

Electric — 0.8%
General Electric Company	5.000%	2/1/13	450	431

Finance — 3.4%
American Express Credit Corporation	3.000%	5/16/08	575	549
Caterpillar Financial Services Corporation	4.300%	6/1/10	500	475
John Deere Capital Corporation	3.900%	1/15/08	350	341
SLM Corporation	5.480%	1/31/14	500	473	B

				1,838

Food and Staples Retailing — 2.5%
Kroger Company	6.750%	4/15/12	400	410
Safeway Inc.	4.800%	7/16/07	525	519
Wal-Mart Stores, Inc.	4.550%	5/1/13	475	444

				1,373

Quarterly Report to Shareholders       25

		Maturity
	Rate	Date	Par/Shares	Value

Oil and Gas — 0.9%
Pacific Gas and Electric Company	4.200%	3/1/11	$500	$468

Pharmaceuticals — 0.8%
Abbott Laboratories	3.750%	3/15/11	500	460

Total Corporate Bonds and Notes (Identified Cost — $7,248)				6,981

U.S. Government and Agency Obligations — 15.4%
Fixed Rate Securities — 13.8%
Fannie Mae	3.250%	2/15/09	750	710
Fannie Mae	3.875%	2/15/10	250	237
Fannie Mae	4.625%	10/15/14	200	189
Federal Farm Credit Bank	3.750%	4/9/10	475	448
Freddie Mac	3.160%	5/7/07	675	662
Freddie Mac	3.625%	9/15/08	250	241
Freddie Mac	4.500%	11/15/12	350	331
United States Treasury Notes	3.250%	8/15/07	1,100	1,076
United States Treasury Notes	3.375%	11/15/08	1,500	1,441
United States Treasury Notes	3.625%	7/15/09	900	862
United States Treasury Notes	4.000%	2/15/14	550	511
United States Treasury Notes	4.250%	10/15/10	300	290
United States Treasury Notes	4.375%	11/15/08	500	492

				7,490

Stripped Securities — 0.7%
United States Treasury STRIPS	0.000%	5/15/13	525	371	C

Treasury Inflation-Indexed Securities — 0.9%
United States Treasury Inflation-Protected Security	2.000%	1/15/14	491	473	D

Total U.S. Government and Agency Obligations (Identified Cost — $8,645)				8,334

26      Quarterly Report to Shareholders
Portfolio of Investments — Continued
Balanced Trust — Continued

		Maturity
	Rate	Date	Par/Shares	Value

U.S. Government Agency Mortgage-Backed Securities — 5.2%
Fixed Rate Securities — 5.2%
Fannie Mae	5.000%	7/1/18 to
		1/1/36	$1,035	$985
Fannie Mae	5.500%	10/1/34	906	873
Government National Mortgage Association	5.500%	6/15/34	311	301
Government National Mortgage Association	6.000%	1/15/29 to
		1/15/34	465	462
Government National Mortgage Association	7.000%	2/15/28 to
		12/15/31	154	159

Total U.S. Government Agency Mortgage- Backed Securities (Identified Cost — $2,876)				2,780

Repurchase Agreements — 2.5%
Bank of America 5.15%, dated 6/30/06, to be repurchased at $679 on 7/3/06 (Collateral: $690 Fannie Mae notes, 5.25%, due 10/30/07, value $695)			679	679

Goldman, Sachs & Company 5.19%, dated 6/30/06, to be repurchased at $679 on 7/3/06 (Collateral: $720 Fannie Mae bonds, 5.5%, due 4/1/36, value $695)			679	679

Total Repurchase Agreements (Identified Cost — $1,358)				1,358

Quarterly Report to Shareholders       27

Total Investments — 101.5% (Identified Cost — $48,717)	54,797
Other Assets Less Liabilities — (1.5)%	(802)

Net Assets — 100.0%	$53,995

Net Asset Value Per Share:
Primary Class	$10.81

Financial Intermediary Class	$10.81

Institutional Class	$10.77

A	Non-income producing.

B	Indexed Security — The rates of interest earned on these securities are tied to the Consumer Price Index or to the London Interbank Offered Rate (“LIBOR”). The coupon rates are the rates as of June 30, 2006.

C	STRIPS — Separate Trading of Registered Interest and Principal of Securities. This is a pre-stripped zero coupon bond that is a direct obligation of the U.S. Treasury.

D	Inflation-Protected Securities — Security whose principal value is adjusted daily or monthly in accordance with changes to the Consumer Price Index for All Urban Consumers. Interest is calculated on the basis of the current adjusted principal value.
ADR — American Depository Receipt.

28      Quarterly Report to Shareholders
Performance Information
Financial Services Fund
   The graphs on the following pages compare the Fund’s total returns to the S&P 500 Composite Index and the Lipper Financial Services Fund Index. The graphs illustrate the cumulative total return of an initial $10,000 investment in the Primary Class and an initial $1,000,000 investment in the Financial Intermediary Class, for the periods indicated. The lines for the Fund represent the total return after deducting all Fund investment management and other administrative expenses and the transaction costs of buying and selling securities. The lines representing each securities market index do not include any transaction costs associated with buying and selling securities in the indices or other administrative expenses. Both the Fund’s results and the indices’ results assume reinvestment of all dividends and distributions.
   Total return measures investment performance in terms of appreciation or depreciation in a fund’s net asset value per share, plus dividends and any capital gain distributions. It assumes that dividends and distributions were reinvested at the time they were paid. Average annual returns tend to smooth out variations in a fund’s return, so that they differ from actual year-to-year results.

Quarterly Report to Shareholders       29
Growth of a $10,000 Investment — Primary Class
Periods Ended June 30, 2006

	Cumulative	Average Annual
	Total Return	Total Return

One Year	+11.09%	+11.09%
Five Years	+61.75%	+10.10%
Life of Class*	+92.80%	+9.00%

* Inception date: November 16, 1998

The performance data quoted represents past performance and does not guarantee future results. The performance stated may have been due to extraordinary market conditions, which may not be duplicated in the future. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-end performance information please visit www.leggmasonfunds.com. The investment return and principal value of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Calculations assume reinvestment of dividends and capital gain distributions. Performance would have been lower if fees had not been waived in various periods.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

A	Index returns are for periods beginning November 30, 1998.

30      Quarterly Report to Shareholders
Performance Information — Continued
Growth of a $1,000,000 Investment — Financial Intermediary Class B
Periods Ended June 30, 2006

	Cumulative	Average Annual
	Total Return	Total Return

One Year	+11.91%	+11.91%
Five Years	+67.96%	+10.93%
Life of Class*	+104.25%	+9.83%

* Inception date: November 16, 1998

The performance data quoted represents past performance and does not guarantee future results. The performance stated may have been due to extraordinary market conditions, which may not be duplicated in the future. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-end performance information please call 1-888-425-6432. The investment return and principal value of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Calculations assume reinvestment of dividends and capital gain distributions. Performance would have been lower if fees had not been waived in various periods.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

B	On July 31, 2004, Class A shares of the Fund were renamed Financial Intermediary Class shares. Class A shares were subject to a maximum initial sales charge of 4.75%. Financial Intermediary Class shares do not have an initial sales charge. The returns shown do not reflect the imposition of an initial sales charge.

C	Index returns are for periods beginning November 30, 1998.

Quarterly Report to Shareholders       31
Portfolio Composition (as of June 30, 2006) D
(As a percentage of the portfolio)
Top Ten Holdings (as of June 30, 2006)

% of
Security	Net Assets

North Fork Bancorporation, Inc.	3.3%
Texas Regional Bancshares, Inc.	3.2%
Glacier Bancorp, Inc.	2.8%
Assurant, Inc.	2.6%
Fiserv, Inc.	2.6%
RLI Corp.	2.4%
SunTrust Banks, Inc.	2.4%
Brown & Brown, Inc.	2.3%
Commerce Bancshares, Inc.	2.3%
Harbor Florida Bancshares, Inc.	2.3%

D	The Fund is actively managed. As a result, the composition of its portfolio holdings and sectors is subject to change at any time.

32      Quarterly Report to Shareholders
Performance Information — Continued
Selected Portfolio Performance E

Strongest performers for the quarter ended June 30, 2006F

1.	Texas Regional Bancshares, Inc.	+29.1%
2.	Wainwright Bank & Trust Company	+10.8%
3.	Summit Bancshares, Inc.	+10.5%
4.	Highbury Financial Inc.	+9.6%
5.	Cullen/ Frost Bankers, Inc.	+7.3%
6.	Bank of America Corporation	+6.7%
7.	Fiserv, Inc.	+6.6%
8.	SunTrust Banks, Inc.	+5.7%
9.	North Fork Bancorporation, Inc.	+5.5%
10.	Commercial Bankshares Incorporated	+5.4%

Weakest performers for the quarter ended June 30, 2006F

1.	RLI Corp.	-15.6%
2.	AmericanWest Bancorporation	-14.3%
3.	Brown & Brown, Inc.	-11.9%
4.	Philadelphia Consolidated Holding Corp.	-11.1%
5.	First State Bancorporation	-10.2%
6.	Willow Grove Bancorp, Inc.	-9.6%
7.	Hanover Insurance Group Inc.	-9.5%
8.	Hilb, Rogal and Hamilton Company	-9.3%
9.	CRM Holdings, Ltd.	-8.6%
10.	Leesport Financial Corporation	-7.0%
Portfolio Changes

Securities added during the quarter	Securities sold during the quarter

First Horizon National Corporation	American Equity Investment Life Holding
Marshall & Ilsley Corporation	Company
Online Resources Corporation	ASTA Funding, Inc.
Somerset Hills Bancorp	Bancorp Rhode Island, Inc.
Gold Banc Corporation, Inc.
Mid-State Bancshares
The Bank Holdings — warrants

E	Individual security performance is measured by the change in the security’s price; for stocks, dividends are assumed to be reinvested at the time they were paid.

F	Securities held for the entire quarter.

Quarterly Report to Shareholders       33
Portfolio of Investments
Financial Services Fund
June 30, 2006 (Unaudited)
(Amounts in Thousands)

	Shares/Par	Value

Common Stocks and Equity Interests — 96.7%
Financials — 92.7%
Banks — 40.4%
Cascade Bancorp	45	$1,283
Cascade Financial Corporation	63	967
Commerce Bancshares, Inc.	30	1,501
Cullen/ Frost Bankers, Inc.	20	1,146
Fidelity Bankshares, Inc.	35	1,114
First Financial Bankshares, Inc.	20	731
First State Bancorporation	60	1,427
Glacier Bancorp, Inc.	63	1,829
Greater Bay Bancorp	40	1,150
Harbor Florida Bancshares, Inc.	40	1,486
IBERIABANK Corporation	25	1,438
Marshall & Ilsley Corporation	18	818
Mercantile Bankshares Corporation	38	1,338
North Fork Bancorporation, Inc.	70	2,112
Northrim BanCorp Inc.	40	1,004
Summit Bank Corporation	59	919
SunTrust Banks, Inc.	20	1,525
TCF Financial Corporation	50	1,322
Texas Regional Bancshares, Inc.	55	2,086
The Bank Holdings	6	117	A
Wainwright Bank & Trust Company	84	916

		26,229

Commercial Banks — 17.9%
AmericanWest Bancorporation	50	1,132
Bank of America Corporation	28	1,324
Commercial Bankshares Incorporated	20	740
Epic Bancorp	50	730
First Horizon National Corporation	25	1,005
First Keystone Corporation	34	633
First Security Group Inc.	25	290
Gateway Financial Holdings Inc.	56	851
Leesport Financial Corporation	2	48
Riverview Bancorp, Inc.	51	1,328
Somerset Hills Bancorp	43	575
Summit Bancshares, Inc.	40	848
Sussex Bancorp	32	461

34      Quarterly Report to Shareholders
Portfolio of Investments — Continued
Financial Services Fund — Continued

	Shares/Par	Value

Financials — Continued
Commercial Banks — Continued
TD Banknorth, Inc.	25	$722
Zions Bancorporation	12	929

		11,616

Diversified Financial Services — 6.5%
Financial Federal Corporation	23	626
Highbury Financial Inc.	150	1,095	A
J.P. Morgan Chase & Co.	28	1,175
SLM Corporation	25	1,323

		4,219

Insurance — 24.8%
American Safety Insurance Holdings, Ltd.	70	1,155	A
AmerUs Group Co.	25	1,464
Assurant, Inc.	35	1,694
Brown & Brown, Inc.	52	1,519
CRM Holdings, Ltd.	100	1,047	A
Hanover Insurance Group Inc.	22	1,044
Hilb, Rogal and Hamilton Company	30	1,118
Lincoln National Corporation	25	1,411
Old Republic International Corporation	69	1,469
Philadelphia Consolidated Holding Corp.	45	1,366	A
RLI Corp.	32	1,542
StanCorp Financial Group, Inc.	25	1,273

		16,102

Savings and Loan Companies — 3.1%
Citizens First Bancorp, Inc.	15	403
United Financial Corp.	29	620
Willow Grove Bancorp, Inc.	60	955

		1,978

Quarterly Report to Shareholders       35

	Shares/Par	Value

Information Technology — 4.0%
Internet Software and Services — 1.4%
Online Resources Corporation	90	$931	A

IT Services — 2.6%
Fiserv, Inc.	37	1,678	A

Total Common Stocks and Equity Interests (Identified Cost — $43,613)		62,753

Repurchase Agreements — 0.7%
Bank of America 5.15%, dated 6/30/06, to be repurchased at $221 on 7/3/06 (Collateral: $225 Fannie Mae notes, 5.25%, due 10/30/07, value $226)	$221	221
Goldman Sachs Group, Inc. 5.19%, dated 6/30/06, to be repurchased at $221 on 7/3/06 (Collateral: $242 Fannie Mae bonds, 5%, due 6/1/36, value $227)	221	221

Total Repurchase Agreements (Identified Cost — $442)		442

Total Investments — 97.4% (Identified Cost — $44,055)		63,195
Other Assets Less Liabilities — 2.6%		1,697

Net Assets — 100.0%		$64,892

Net Asset Value Per Share:
Primary Class		$14.24

Financial Intermediary Class		$15.34

A	Non-income producing.

36      Quarterly Report to Shareholders
Performance Information
U.S. Small-Capitalization Value Trust
   The graphs on the following pages compare the Fund’s total returns to those of a closely matched broad-based securities market index. The graphs illustrate the cumulative total return of an initial $10,000 investment in the Primary Class and an initial $1,000,000 investment in the Institutional Class, for the periods indicated. The lines for the Fund represent the total return after deducting all Fund investment management and other administrative expenses and the transaction costs of buying and selling securities. The lines representing the securities market index do not include any transaction costs associated with buying and selling securities in the index or other administrative expenses. Both the Fund’s results and the index’s results assume reinvestment of all dividends and distributions.
   Total return measures investment performance in terms of appreciation or depreciation in a fund’s net asset value per share, plus dividends and any capital gain distributions. It assumes that dividends and distributions were reinvested at the time they were paid. Average annual returns tend to smooth out variations in a fund’s return, so that they differ from actual year-to-year results.

Quarterly Report to Shareholders       37
Growth of a $10,000 Investment — Primary Class
Periods Ended June 30, 2006

	Cumulative	Average Annual
	Total Return	Total Return

One Year	+4.69%	+4.69%
Five Years	+67.99%	+10.93%
Life of Class*	+82.08%	+7.74%

* Inception date: June 15, 1998

The performance data quoted represents past performance and does not guarantee future results. The performance stated may have been due to extraordinary market conditions, which may not be duplicated in the future. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-end performance information please visit www.leggmasonfunds.com. The investment return and principal value of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Calculations assume reinvestment of dividends and capital gain distributions. Performance would have been lower if fees had not been waived in various periods.
The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

A	Index return is for periods beginning May 31, 1998.

38      Quarterly Report to Shareholders
Performance Information — Continued
Growth of a $1,000,000 Investment — Institutional Class
Periods Ended June 30, 2006

	Cumulative	Average Annual
	Total Return	Total Return

One Year	+5.69%	+5.69%
Five Years	+77.26%	+12.13%
Life of Class*	+99.32%	+8.97%

* Inception date: June 19, 1998

The performance data quoted represents past performance and does not guarantee future results. The performance stated may have been due to extraordinary market conditions, which may not be duplicated in the future. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-end performance information please call 1-888-425-6432. The investment return and principal value of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Calculations assume reinvestment of dividends and capital gain distributions. Performance would have been lower if fees had not been waived in various periods.
The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

B	Index return is for periods beginning June 30, 1998.

Quarterly Report to Shareholders       39
Portfolio Composition (as of June 30, 2006) C
(As a percentage of the portfolio)
Top Ten Holdings (as of June 30, 2006)

% of
Security	Net Assets

IndyMac Bancorp, Inc.	1.7%
AmerUs Group Co.	1.6%
The Commerce Group, Inc.	1.3%
AGCO Corporation	1.2%
SkyWest, Inc.	1.1%
Odyssey Re Holdings Corp.	1.0%
Downey Financial Corp.	1.0%
WPS Resources Corporation	1.0%
Jack in the Box Inc.	1.0%
The Houston Exploration Company	1.0%

C	The Fund is actively managed. As a result, the composition of its portfolio holdings and sectors is subject to change at any time.

40      Quarterly Report to Shareholders
Performance Information D — Continued
Selected Portfolio Performance E

Strongest performers for the quarter ended June 30, 2006 F

1.	Swift Transportation Co., Inc.	+46.2%
2.	Strattec Security Corporation	+33.6%
3.	Russell Corporation	+31.9%
4.	Navigant International, Inc.	+30.5%
5.	World Acceptance Corporation	+29.6%
6.	Hastings Entertainment, Inc.	+28.9%
7.	AGCO Corporation	+26.9%
8.	North Pittsburgh Systems, Inc.	+24.2%
9.	Washington Banking Company	+22.8%
10.	Odyssey Re Holdings Corp.	+21.6%

Weakest performers for the quarter ended June 30, 2006 F

1.	Westell Technologies, Inc.	-46.2%
2.	Lenox Group, Inc.	-45.9%
3.	Tuesday Morning Corporation	-43.1%
4.	Spectrum Brands, Inc.	-40.5%
5.	New York & Company, Inc.	-34.6%
6.	Hartmarx Corporation	-32.7%
7.	Deluxe Corporation	-32.0%
8.	OmniVision Technologies, Inc.	-30.1%
9.	Beazer Homes USA, Inc.	-30.0%
10.	Hutchinson Technology Incorporated	-28.3%

D	Portfolio changes are not reported for U.S. Small-Cap due to the Fund’s high volume of trading.

E	Individual security performance is measured by the change in the security’s price; for stocks, dividends are assumed to be reinvested at the time they were paid.

F	Securities held for the entire quarter.

Quarterly Report to Shareholders       41
Portfolio of Investments
U.S. Small-Capitalization Value Trust
June 30, 2006 (Unaudited)
(Amounts in Thousands)

	Share/Par	Value

Common Stocks and Equity Interests — 97.5%
Auto and Transportation — 7.6%
ABX Air, Inc.	56	$340	A
Accuride Corporation	14	172	A
Aftermarket Technology Corp.	39	960	A
American Axle & Manufacturing Holdings, Inc.	74	1,266
ArvinMeritor, Inc.	143	2,450
Asbury Automotive Group Inc.	48	1,005	A
Bandag, Incorporated	16	593
Bandag, Incorporated – Class A	12	360
Bristow Group, Inc.	17	626	A
Commercial Vehicle Group, Inc.	22	463	A
Dorman Products, Inc.	11	134	A
ExpressJet Holdings, Inc.	109	753	A
Featherlite, Inc.	11	50	A
GulfMark Offshore, Inc.	11	282	A
Mesa Air Group Inc.	61	604	A
Modine Manufacturing Company	20	472
Navistar International Corporation	60	1,472	A
Polaris Industries Inc.	12	511
Republic Airways Holdings Inc.	45	757	A
SkyWest, Inc.	111	2,760
Supreme Industries, Inc.	14	102
Swift Transportation Co., Inc.	23	740	A
The Goodyear Tire & Rubber Company	23	257	A
TRW Automotive Holdings Corp.	27	742	A
Wabash National Corporation	33	502
Werner Enterprises, Inc.	12	243
YRC Worldwide, Inc.	17	720	A

		19,336

Consumer Discretionary — 21.5%
American Greetings Corporation	89	1,872
Bakers Footwear Group, Inc.	7	92	A
Big 5 Sporting Goods Corporation	24	470
BJ’s Wholesale Club, Inc.	65	1,851	A
Blyth, Inc.	54	1,002

42      Quarterly Report to Shareholders
Portfolio of Investments — Continued
U.S. Small-Capitalization Value Trust — Continued

	Share/Par	Value

Consumer Discretionary — Continued
Borders Group, Inc.	132	$2,440
Brown Shoe Company, Inc.	22	741
Cadmus Communications Corporation	6	99
CBRL Group, Inc.	28	936
CEC Entertainment Inc.	5	154	A
Charming Shoppes, Inc.	27	308	A
Chromcraft Revington, Inc.	11	127	A
Columbia Sportswear Company	20	919	A
Convergys Corporation	104	2,018	A
CSS Industries, Inc.	22	633
EarthLink, Inc.	159	1,374	A
Ethan Allen Interiors Inc.	46	1,678
Finlay Enterprises, Inc.	18	154	A
Flexsteel Industries, Inc.	5	62
Franklin Electronic Publishers	2	5	A
Frisch’s Restaurants, Inc.	6	140
Furniture Brands International, Inc.	106	2,201
Genesco Inc.	38	1,297	A
Global Imaging Systems, Inc.	1	25	A
Group 1 Automotive, Inc.	43	2,440
Handleman Company	46	372
Hartmarx Corporation	35	208	A
Hastings Entertainment, Inc.	21	165	A
IKON Office Solutions, Inc.	63	796
InfoSpace, Inc.	28	637	A
Jack in the Box Inc.	64	2,521	A
JAKKS Pacific, Inc.	35	693	A
Journal Register Company	54	487
K-Swiss Inc.	23	603
Kenneth Cole Productions, Inc.	11	234
Landry’s Restaurants, Inc.	7	230
Lenox Group, Inc.	24	170	A
Lithia Motors, Inc.	22	655
Mity Enterprises, Inc.	5	89	A
Navigant International, Inc.	31	497	A
New York & Company, Inc.	13	126	A

Quarterly Report to Shareholders       43

	Share/Par	Value

Consumer Discretionary — Continued
Opinion Research Corporation	5	$29	A
Outlook Group Corp.	3	33
P & F Industries, Inc.	1	14	A
Pacific Sunwear of California, Inc.	47	834	A
Perry Ellis International, Inc.	9	235	A
PETCO Animal Supplies, Inc.	42	860	A
Pre-Paid Legal Services, Inc.	8	279
RadioShack Corporation	26	365
Rent-A-Center, Inc.	64	1,601	A
REX Stores Corporation	22	321	A
Russell Corporation	7	118
Ryan’s Restaurant Group Inc.	85	1,007	A
Schiff Nutrition International, Inc.	11	72	A
Scholastic Corporation	42	1,080	A
Sonic Automotive, Inc.	59	1,302
Spectrum Brands, Inc.	55	711	A
Speedway Motorsports, Inc.	8	287
Stage Stores, Inc.	55	1,807
Stanley Furniture Company, Inc.	16	393
Steinway Musical Instruments, Inc.	7	174	A
Strattec Security Corporation	7	339	A
Tempur-Pedic International Inc.	90	1,212	A
The Finish Line, Inc.	12	147
The Talbots, Inc.	25	463
The Timberland Company	55	1,446	A
The Yankee Candle Company, Inc.	26	658
Tuesday Morning Corporation	46	600
Tupperware Corporation	79	1,561
UniFirst Corporation	7	228
United Auto Group, Inc.	114	2,442
Valassis Communications, Inc.	5	113	A
Vertrue Incorporated	15	663	A
Wilsons The Leather Experts Inc.	41	166	A
Zale Corporation	82	1,985	A

		55,066

44      Quarterly Report to Shareholders
Portfolio of Investments — Continued
U.S. Small-Capitalization Value Trust — Continued

	Share/Par	Value

Consumer Staples — 3.3%
Chiquita Brands International, Inc.	73	$1,009
Del Monte Foods Company	207	2,324
Ingles Markets, Incorporated	9	156
Nash-Finch Company	14	300
NBTY, Inc.	22	517	A
Ruddick Corporation	84	2,066
Smart & Final Inc.	2	35	A
The J. M. Smucker Company	6	268
Universal Corporation	47	1,757

		8,432

Energy — 3.3%
Brigham Exploration Company	48	382	A
Encore Acquisition Company	36	966	A
Energen Corporation	4	135
Energy Partners, Ltd.	14	269	A
Forest Oil Corporation	8	255	A
Mexco Energy Corporation	1	11	A
Pogo Producing Company	4	189
Stone Energy Corporation	54	2,491	A
The Houston Exploration Company	41	2,521	A
The Meridian Resource Corporation	92	323	A
The Oilgear Company	2	24	A
TransMontaigne Inc.	75	835	A

		8,401

Financials — 36.7%
21st Century Insurance Group	65	940
ACE Cash Express, Inc.	18	518	A
Advanta Corp.	15	482
Affirmative Insurance Holdings, Inc.	15	236
Alfa Corporation	58	963
American Equity Investment Life Holding Company	55	583
American National Bankshares Inc.	10	222
Ameris Bancorp	18	408

Quarterly Report to Shareholders       45

	Share/Par	Value

Financials — Continued
AmerUs Group Co.	69	$4,040
Anchor BanCorp Wisconsin, Inc.	41	1,222
Argonaut Group, Inc.	28	855	A
Arrow Financial Corporation	11	290
Asset Acceptance Capital Corp.	40	782	A
BancFirst Corporation	18	808
BancorpSouth, Inc.	47	1,292
Bristol West Holdings Inc.	29	466
California First National Bancorp	7	95
Camden National Corporation	12	475
Capital Title Group, Inc.	4	30
Ceres Group, Inc.	69	430	A
Chemical Financial Corporation	40	1,238
Chittenden Corporation	7	168
Citizens Banking Corporation	29	701
CNA Surety Corporation	45	769	A
Columbia Banking System, Inc.	24	894
Community Bank System, Inc.	31	617
Community Trust Bancorp, Inc.	25	865
Corus Bankshares, Inc.	72	1,895
Delphi Financial Group, Inc.	61	2,223
Deluxe Corporation	67	1,171
Dime Community Bancshares	13	182
Direct General Corporation	40	682
Donegal Group Inc. – Class A	7	143
Donegal Group Inc. – Class B	4	61
Downey Financial Corp.	39	2,646
Electro Rent Corporation	3	43	A
F.N.B. Corporation	60	938
FBL Financial Group, Inc.	56	1,805
First Bancorp	7	151
First Commonwealth Financial Corporation	21	265
First Community Bancshares, Inc.	12	383
First Financial Corporation	0.2	6
First Financial Holdings, Inc.	19	605
First Financial Service Corporation	5	163

46      Quarterly Report to Shareholders
Portfolio of Investments — Continued
U.S. Small-Capitalization Value Trust — Continued

	Share/Par	Value

Financials — Continued
First M&F Corporation	11	$214
First Mutual Bancshares, Inc.	6	156
First Place Financial Corp.	16	359
First United Corporation	8	169
Firstbank Corporation	1	26
FirstFed Financial Corp.	26	1,505	A
Flagstar Bancorp, Inc.	42	675
Flushing Financial Corporation	32	582
FNB Corp.	7	124
FNB Corporation	12	444
Franklin Bank Corporation	23	464	A
Fremont General Corporation	107	1,984
German American Bancorp	10	130
Great American Financial Resources, Inc.	39	810
Greater Bay Bancorp	13	385
Greene County Bancshares, Inc.	0.4	11
Hanover Insurance Group Inc	23	1,101
Harleysville Group Inc.	19	587
Harleysville National Corporation	11	242
Harrington West Financial Group, Inc.	8	122
HMN Financial, Inc.	6	209
Horace Mann Educators Corporation	45	754
IBERIABANK Corporation	6	338
IndyMac Bancorp, Inc.	97	4,444
Infinity Property & Casualty Corporation	40	1,636
Integra Bank Corporation	5	102
International Bancshares Corporation	23	631
Interpool, Inc.	30	655
Intersections Inc.	17	186	A
ITLA Capital Corporation	7	384
John H. Harland Company	50	2,192
Lakeland Financial Corporation	11	272
LandAmerica Financial Group, Inc.	31	2,028
MAF Bancorp, Inc.	35	1,502
MainSource Financial Group, Inc.	16	273
Marlin Business Services Corp.	10	219	A

Quarterly Report to Shareholders       47

	Share/Par	Value

Financials — Continued
MBT Financial Corp.	2	$37
Meadowbrook Insurance Group, Inc.	48	397	A
Merchants Bancshares, Inc.	4	101
National Western Life Insurance Company	4	935	A
NBT Bancorp Inc.	36	828
NCO Group, Inc.	59	1,565	A
North Central Bancshares, Inc.	3	97
North Valley Bancorp	11	196
Northrim BanCorp Inc.	8	203
Nymagic, Inc.	8	241
OceanFirst Financial Corp.	13	287
Odyssey Re Holdings Corp.	101	2,656
Ohio Casualty Corporation	55	1,640
Old Point Financial Corporation	2	46
Oriental Financial Group Inc.	26	326
PAB Bankshares, Inc.	14	253
Park National Corporation	2	208
Parkvale Financial Corporation	9	254
PennFed Financial Services, Inc.	1	24
Penns Woods Bancorp, Inc.	5	180
Peoples Bancorp Inc.	19	567
PFF Bancorp, Inc.	27	891
Presidential Life Corporation	33	816
ProCentury Corp.	12	170
Provident Bankshares Corporation	24	880
Renasant Corporation	15	601
Republic Bancorp, Inc.	119	1,472
Republic First Bancorp, Inc.	13	181	A
S&T Bancorp, Inc.	8	266
Safety Insurance Group, Inc.	27	1,265
Sierra Bancorp	6	163
Simmons First National Corporation	8	244
Sky Financial Group, Inc.	6	135
Southwest Bancorp, Inc.	11	270
StanCorp Financial Group, Inc.	14	713
Sterling Financial Corporation	9	276

48      Quarterly Report to Shareholders
Portfolio of Investments — Continued
U.S. Small-Capitalization Value Trust — Continued

	Share/Par	Value

Financials — Continued
Stewart Information Services Corporation	29	$1,035
Susquehanna Bancshares, Inc.	22	523
SWS Group, Inc.	8	183
Taylor Capital Group, Inc.	6	227
The Commerce Group, Inc.	113	3,344
The Midland Company	18	671
The Phoenix Companies, Inc.	19	272
Timberland Bancorp, Inc.	6	200
Triad Guaranty Inc.	20	976	A
TriCo Bancshares	14	371
Trustmark Corporation	63	1,961
Unico American Corporation	5	56	A
United Bankshares, Inc.	18	656
United Community Financial Corp.	32	386
United Fire & Casualty Company	15	440
United Security Bancshares, Inc.	6	172
Univest Corporation of Pennsylvania	10	279
Washington Banking Company	5	105
Washington Federal, Inc.	41	942
Webster Financial Corporation	11	517
West Coast Bancorp	13	383
World Acceptance Corporation	23	799	A
WSFS Financial Corporation	4	246
Yadkin Valley Bank and Trust Company	6	88

		93,882

Health Care — 2.5%
Apria Healthcare Group Inc.	79	1,493	A
Atrion Corporation	2	128
Cantel Medical Corp.	17	246	A
CONMED Corporation	15	304	A
Kindred Healthcare, Inc.	50	1,303	A
LifePoint Hospitals, Inc.	21	668	A
Magellan Health Services, Inc.	43	1,967	A

Quarterly Report to Shareholders       49

	Share/Par	Value

Health Care — Continued
National Home Health Care Corp.	12	$115
SFBC International, Inc.	11	171	A

		6,395

Materials — 6.1%
Ameron International Corporation	15	972
Bluegreen Corporation	36	416	A
BlueLinx Holdings Inc.	27	345
Building Materials Holding Corporation	47	1,315
Cytec Industries Inc.	1	48
Ennis Business Forms, Inc.	15	295
Georgia Gulf Corporation	33	826
Gibraltar Industries Inc.	38	1,113
Gold Kist Inc.	54	723	A
GrafTech International Ltd.	90	523	A
Hercules Incorporated	9	130	A
Key Tronic Corporation	11	41	A
Lennox International Inc.	28	733
Louisiana-Pacific Corporation	7	149
NN Inc.	18	219
Northwest Pipe Company	7	178	A
Olin Corporation	77	1,377
PolyOne Corporation	122	1,069	A
Silgan Holdings Inc.	30	1,110
The Timken Company	12	416
Universal Forest Products, Inc.	17	1,092
Worthington Industries, Inc.	117	2,447

		15,537

Miscellaneous — 0.2%
FMC Corporation	8	483
Hawkins, Inc.	4	56

		539

Producer Durables — 4.2%
AGCO Corporation	120	3,156	A
Beazer Homes USA, Inc.	5	225

50      Quarterly Report to Shareholders
Portfolio of Investments — Continued
U.S. Small-Capitalization Value Trust — Continued

	Share/Par	Value

Producer Durables — Continued
Briggs & Stratton Corporation	67	$2,075
Cohu, Inc.	25	440
Craftmade International, Inc.	9	157
Dominion Homes, Inc.	4	36	A
Ducommun Incorporated	8	143	A
ElkCorp	26	725
Headwaters Incorporated	6	153	A
Kennametal Inc.	7	436
Kulicke and Soffa Industries, Inc.	23	168	A
Levitt Corporation	11	171
Photronics, Inc.	27	398	A
Plantronics, Inc.	28	613
Sigmatron International, Inc.	5	41	A
Standard Pacific Corp.	1	21
Standex International Corporation	25	759
Summa Industries	7	71
United Industrial Corporation	7	335
WCI Communities, Inc.	4	77	A
WesBanco, Inc.	15	452

		10,652

Technology — 3.0%
Applix, Inc.	6	41	A
Astea International Inc.	3	27	A
Bell Microproducts Inc.	30	163	A
Covansys Corporation	24	307	A
Dataram Corporation	11	51
Dynamics Research Corporation	12	167	A
Hutchinson Technology Incorporated	32	692	A
InterVideo Inc.	21	202	A
Intervoice, Inc.	42	298	A
Journal Communications, Inc.	48	538
OmniVision Technologies, Inc.	38	809	A
PortalPlayer Inc	5	51	A
Sensient Technologies Corporation	84	1,763
SpectraLink Corporation	4	32

Quarterly Report to Shareholders       51

	Share/Par	Value

Technology — Continued
SYNNEX Corporation	38	$724	A
TESSCO Technologies Incorporated	8	150	A
TSR, Inc.	7	31
United Online, Inc.	117	1,405
Westell Technologies, Inc.	73	161	A
Wireless Telecom Group, Inc.	40	105

		7,717

Utilities — 9.1%
Atmos Energy Corporation	80	2,222
Cleco Corporation	22	516
Commonwealth Telephone Enterprises, Inc.	23	776
Duquesne Light Holdings Inc.	103	1,693
Great Plains Energy Incorporated	73	2,031
Green Mountain Power Corporation	5	184
HickoryTech Corporation	14	95
Iowa Telecommunications Services Incorporated	33	630
New Jersey Resources Corporation	18	819
Nicor Inc.	3	108
North Pittsburgh Systems, Inc.	2	44
Northeast Utilities	14	296
Otter Tail Corporation	1	29
Peoples Energy Corporation	61	2,205
Premiere Global Services, Inc.	63	474	A
Puget Energy, Inc.	79	1,699
South Jersey Industries, Inc.	34	937
TALK America Holdings, Inc.	54	337	A
The Laclede Group, Inc.	23	776
Vectren Corporation	44	1,202
Westar Energy, Inc.	59	1,238
WGL Holdings Inc.	81	2,336
WPS Resources Corporation	51	2,549

		23,196

Total Common Stocks and Equity Interests (Identified Cost — $206,463)		249,153

52      Quarterly Report to Shareholders
Portfolio of Investments — Continued
U.S. Small-Capitalization Value Trust — Continued

	Share/Par	Value

Repurchase Agreements — 2.5%
Bank of America 5.15%, dated 6/30/06, to be repurchased at $3,279 on 7/3/06 (Collateral: $3,330 Fannie Mae notes, 5.25%, due 10/30/07, value $3,352)	$3,278	$3,278
Goldman, Sachs & Company 5.19%, dated 6/30/06, to be repurchased at $3,279 on 7/3/06 (Collateral: $3,572 Fannie Mae bonds, 5%, due 6/1/36, value $3,352)	3,277	3,277

Total Repurchase Agreements (Identified Cost — $6,555)		6,555

Total Investments — 100.0% (Identified Cost — $213,018)		255,708
Other Assets Less Liabilities — N.M.		(90)

Net Assets — 100.0%		$255,618

Net Asset Value Per Share:
Primary Class		$13.71

Institutional Class		$15.18

A	Non-income producing.
N.M. — Not meaningful.

Notes

Notes

Fund Information
Investment Managers

For American Leading Companies Trust:

Legg Mason Capital Management, Inc.
Baltimore, MD

For Balanced Trust, Financial Services Fund, and U.S. Small-Cap Value Trust:

Legg Mason Fund Adviser, Inc.
Baltimore, MD
Investment Advisers
   For American Leading Companies Trust:

Legg Mason Capital Management, Inc.
Baltimore, MD
   For Balanced Trust:

Bartlett & Co.
Cincinnati, OH
   For Financial Services Fund:

Barrett Associates, Inc.
New York, NY
   For U.S. Small-Cap Value Trust:

Brandywine Global Investment Management, LLC
Philadelphia, PA
Board of Directors

John F. Curley, Jr., Chairman Mark R. Fetting, President Dr. Ruby P. Hearn Arnold L. Lehman Robin J.W. Masters Dr. Jill E. McGovern Arthur S. Mehlman G. Peter O’Brien S. Ford Rowan Robert M. Tarola
Officers

Marie K. Karpinski, Vice President and Chief Financial Officer
Gregory T. Merz, Vice President and Chief Legal Officer
Amy M. Olmert, Vice President and Chief Compliance Officer
Wm. Shane Hughes, Treasurer
Richard M. Wachterman, Secretary
Transfer and Shareholder Servicing Agent

Boston Financial Data Services Braintree, MA
Custodian

State Street Bank & Trust Company Boston, MA
Counsel

Kirkpatrick & Lockhart Nicholson Graham LLP Washington, DC
Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP Baltimore, MD

About the Legg Mason Funds

Equity Funds
American Leading Companies Trust
Classic Valuation Fund
Growth Trust
Special Investment Trust
U.S. Small-Capitalization Value Trust
Value Trust
Specialty Funds
Balanced Trust
Financial Services Fund
Opportunity Trust
Global Funds
Emerging Markets Trust
Global Income Trust
International Equity Trust
Taxable Bond Funds
Core Bond Fund
High Yield Portfolio
Investment Grade Income Portfolio
Limited Duration Bond Portfolio
Tax-Free Bond Funds
Maryland Tax-Free Income Trust
Pennsylvania Tax-Free Income Trust
Tax-Free Intermediate-Term Income Trust	Legg Mason, Inc., based in Baltimore, Maryland, has built its reputation, at least in part, on the success of the Legg Mason Funds, introduced in 1979. The primary purpose of our funds is to enable investors to diversify their portfolios across various asset classes and, consequently, enjoy the stability and growth prospects generally associated with diversification.

The success of our funds is contingent on the experience, discipline, and acumen of our fund managers. We believe the quality of our managers is crucial to investment success. Unlike many firms, which focus on a particular asset class or the fluctuations of the market, at Legg Mason we focus on providing a collection of top-notch managers in all the major asset classes.

Information about the policies and procedures that each Fund uses to determine how to vote proxies relating to its portfolio securities is contained in the Statement of Additional Information, available without charge upon request by calling 1-800-822-5544 or on the Securities and Exchange Commission’s (“SEC”) website (http://www.sec.gov). Information regarding how each Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is also available on the SEC’s website or through the Legg Mason Funds’ website at www.leggmasonfunds.com/about.

Each Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. You may obtain a free copy of each Fund’s portfolio holdings, as filed on Form N-Q, by contacting each Fund at the appropriate phone number, address or website listed below. Additionally, each Fund’s Form N-Q is available on the SEC’s website or may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information about the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.
This report must be preceded or accompanied by a free prospectus. Investors should consider each Fund’s investment objectives, risks, charges, and expenses carefully before investing. The prospectus contains this and other important information about each Fund. Please read the prospectus carefully before investing.

Legg Mason Funds For Primary Class Shareholders c/o BFDS, P.O. Box 55214 Boston, MA 02205-8504 800-822-5544 www.leggmasonfunds.com	Legg Mason Investor Services — Institutional For FI and I Class Shareholders c/o BFDS, P.O. Box 8037 Boston, MA 02206-8037 888-425-6432 www.lminstitutionalfunds.com
Legg Mason Investor Services, LLC, Distributor
A Legg Mason, Inc. subsidiary

LMF-013 (6/06)